                                                                    EXHIBIT 99.1

                  [LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                                      PETER S. GOEDDEL
                                                      Manager
                                                      Pricing Design and Tariffs

--------------------------------------------------------------------------------

                                December 4, 1997

ADVICE 1272-E
(U 338-E)

PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA
ENERGY DIVISION

SUBJECT:      Issuance Advice Filing for the Rate Reduction Bonds

Pursuant to California Public Utilities Commission (CPUC) Decision No. 97-09-056 (D.97-09-056 or Decision), Ordering Paragraph No. 4, Southern California Edison Company (Edison), an Edison International company, hereby transmits for filing upon completion of pricing of this series of Rate Reduction Bonds, the initial Fixed Transition Amount Charges (FTACs) for the series. This Issuance Advice Filing is for the California Infrastructure and Economic Development Bank Special Purpose Trust SCE-1 Rate Reduction Certificates Series 1997-1, Class(es) A-1, A-2, A-3, A-4, A-5, A-6, and A-7. Edison hereby transmits for filing the following changes in its tariffs schedules. The revised tariff sheets are listed on Attachment A and are attached hereto.

PURPOSE
-------

This Filing establishes initial FTACs for rate schedules for residential and eligible small commercial customers. This Filing also establishes the Transition Property to be sold to the Special Purpose Entity (SPE).

Edison also submits, on behalf of itself and on behalf of SCE Funding LLC, copies of the UCC-1 Financing Statements relating to the Transition Property, as that term is defined in Public Utilities (PU) Code section 840(g), in compliance with PU Code sections 843(b) and 844(c).

BACKGROUND
----------

In Decision No. 97-09-056, the Commission authorized Edison to file Issuance Advice Letters when pricing terms for Rate Reduction Bonds have been established.

                                      -2-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997

Issuance Advice Letter filings are those in which Edison uses the bond sizing methodology and FTAC formulas found reasonable by the Commission in D.97-09-056 to establish initial FTACs for a series of Rate Reduction Bonds. This Filing establishes FTACs using the methodology approved by the Commission in D.97-09-056.

Because this series of Rate Reduction Bonds is being issued prior to January 1, 1998, and in order to preserve the rate freeze mandated by AB 1890, concurrent with the implementation of the FTACs, the Energy Cost Adjustment Billing Factors (ECABFs) will be reduced by an amount equal to the FTACs so that total rates remain frozen.

ISSUANCE INFORMATION:
---------------------

RATE REDUCTION BOND NAME: Rate Reduction Certificates, Series 1997-1

RATE REDUCTION BOND ISSUER: California Infrastructure and Economic Development
                            Bank Special Purpose Trust SCE-1

TRANSITION PROPERTY OWNER (SPE): SCE Funding LLC

TRUSTEE(S): NOTE TRUSTEE: Bankers Trust Company of California, NA
            DELAWARE TRUSTEE: Bankers Trust (Delaware)
            CERTIFICATE TRUSTEE: Bankers Trust Company of California, NA

CLOSING DATE: December 11, 1997

BOND RATING:       Aaa BY MOODY'S,   AAA BY S&P,
                   AAA by Fitch, and AAA by Duff & Phelps

AMOUNT ISSUED: $2,463 million

TOTAL ISSUANCE COSTS FOR THIS SERIES: $18.6 million /1/

ISSUANCE COSTS APPROVED BY INFRASTRUCTURE BANK OR STO: $15.3 million /1/

ISSUANCE COSTS AS A PERCENT OF AMOUNT ISSUED:   .76%

CUMULATIVE AGGREGATE CUMULATIVE
        ISSUANCE COSTS FOR ALL SERIES: $18.6 million

TRANSITION COSTS FINANCED: $2,444.4 million

COUPON RATES: SERIES /2/: 6.328%    CLASS A-1: 5.98%
                                    CLASS A-2: 6.14%
                                    CLASS A-3: 6.17%

-------------------------------
/1/ This is an estimated amount. The actual issuance cost will not be known until after the bonds have been issued and final invoices have been received. The sum of the issuance costs and the financed transition costs is the amount of bonds issued, which is fixed at the time of filing of this Advice Letter. Therefore, any difference between the estimated issuance costs and the actual issuance costs will cause an adjustment to the financed transition costs.

/2/ The coupon rate for the series is calculated as the modified duration weighted average of the coupon rates of each class.

                                      -3-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997

                                CLASS A-4: 6.22%
                                CLASS A-5: 6.28%
                                CLASS A-6: 6.38%
                                CLASS A-7: 6.42%

CALL FEATURES: Optional clean-up call only (may occur when the RRB outstanding balance is less than 5% of the initial principal balance)

CALIFORNIA PERSONAL INCOME TAX EXEMPT (YES/NO): Yes

EXPECTED PRINCIPAL AMORTIZATION SCHEDULE: See Appendix 1

EXPECTED FINAL MATURITY: See Expected Principal Amortization Schedule
                         (Appendix 1)

LEGAL FINAL MATURITY: 2 years after Expected Final Maturity for each class

DISTRIBUTIONS TO INVESTORS (MONTHLY OR QUARTERLY): Quarterly

ANNUAL SERVICING FEE AS A PERCENT OF
THE OUTSTANDING PRINCIPAL BALANCE: 0.25% for so long as the FTACS are
                                  INCLUDED AS A LINE ITEM ON BILLS
                                  OTHERWISE SENT TO CUSTOMERS, 1.50%
                                  if FTACs are not included as a line
                                  item on bills otherwise sent to
                                  customers, but instead, are billed
                                  separately to customers.

OVERCOLLATERALIZATION AMOUNT FOR THE SERIES: 0.5% of initial principal balance

PLEDGES BY ISSUER OF SPE DEBT SECURITIES AND ALL SECURITY THEREFOR: N/A

EQUITY CONTRIBUTION TO SPE: 0.5% of initial principal balance

QUARTERLY VARIANCE TRIGGER MECHANISM: Decision No. 97-09-056 states that criteria for the quarterly true-up trigger will be established based on input from rating agencies. The rating agencies have determined that the quarterly true-up mechanism is unnecessary for obtaining a AAA rating (the highest possible rating) on the Rate Reduction Bonds.

Additional Structural Detail
----------------------------

The Commission recognized that the structure of the transaction might need to be modified to obtain the desired tax treatment, the desired bond rating, or for other reasons and provided for such flexibility. (D.97-09-054, pp. 31-32; D.97-09-056, p. 3.) Subsequent to D.97-09-056, Edison received a favorable private letter ruling regarding its request to the Internal Revenue Service (IRS). The following minor structural details were determined after D.97-09-056 was issued, have been approved by the California Infrastructure and Economic Development Bank, and are reflected in this Issuance Advice Letter.

                                      -4-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997

1. Any FTAC collections in excess of the scheduled principal and interest payments and current administrative costs will be retained (as described in 3., below), rather than being used immediately to pay down additional principal on the SPE Debt Securities. The FTACs will be adjusted at least annually to reflect any retained excess FTAC collections.

2. The overcollateralization amount will be scheduled to accumulate ratably over the expected term of the Rate Reduction Bonds, to eventually reach 0.50% of the initial principal amount of the initial principal amount of the Rate Reduction Bonds.

3. The collection account established at the SPE will consist of four subaccounts; a general subaccount, a reserve subaccount (for retained excess FTA charge collections), an overcollateralization subaccount (for accumulated overcollateralization), and a capital subaccount (for equity contributed to the SPE). Retained excess FTACs, accumulated overcollateralization amounts, and all but $100,000 of SPE equity will be available throughout the transaction to satisfy, but not accelerate, scheduled principal and interest payments on the Rate Reduction Bonds if the sum of FTAC collections and investment earnings are insufficient. To the extent that accumulated overcollateralization amounts or SPE equity is so applied, future FTACs will be adjusted and will be applied to restore the scheduled accumulation of the overcollateralization amount and to restore the SPE's equity.

These details do not change the basic nature of the transaction, the nature of the entities involved, the issuer of the Rate Reduction Bonds, or the applicability of the statutory provisions underlying the Edison Financing Order.

True-Up Mechanism
-----------------

Adjustments to the FTACs established by this Filing will be established via True-Up Mechanism Advice Letters in accordance with D.97-09-056./3/

Confirmation of Ratepayer Benefits
----------------------------------

D.97-09-056 requires Edison to demonstrate, using the bond sizing model found reasonable in that Decision, that the actual pricing terms of the Rate Reduction Bonds result in net present value benefits. Appendix 2 contains a spreadsheet calculation which shows expected net present value benefits of $486 million for this series of Rate Reduction Bonds.

-------------------------
/3/ Due to the timing of the issuance of the Rate Reduction Bonds and the normal billing cycle, the data necessary for an Annual True-Up Mechanism Advice Letter in 1997 will not be available. Thus, the first annual true-up of the FTAC will occur effective January 1, 1999.

                                      -5-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997

Fixed Transition Amount Charges
-------------------------------

Table I below shows the current assumptions for each of the variables used in the FTACs calculation.

                                      TABLE 1
                                INPUT VALUES FOR FTACS
----------------------------------------------------------------------------------------
                                                              Eligible Small
                                             Residential        Commercial
                                              Customers          Customers
----------------------------------------------------------------------------------------
Monthly kWh sales:
----------------------------------------------------------------------------------------
  December                                     341,485,930        61,464,574
----------------------------------------------------------------------------------------
  January                                    1,957,957,455       329,386,037
----------------------------------------------------------------------------------------
  February                                   1,825,760,813       338,313,307
----------------------------------------------------------------------------------------
  March                                      1,739,721,323       329,261,839
----------------------------------------------------------------------------------------
  April                                      1,642,356,835       323,476,457
----------------------------------------------------------------------------------------
  May                                        1,627,331,901       331,317,627
----------------------------------------------------------------------------------------
  June                                       1,779,073,939       353,178,252
----------------------------------------------------------------------------------------
  July                                       2,080,669,904       377,487,142
----------------------------------------------------------------------------------------
  August                                     2,257,534,129       387,600,801
----------------------------------------------------------------------------------------
  September                                  2,274,868,778       402,504,442
----------------------------------------------------------------------------------------
  October                                    1,984,467,546       382,078,872
----------------------------------------------------------------------------------------
  November                                   1,758,786,775       346,413,161
----------------------------------------------------------------------------------------
Percent of residential customers' and
 eligible small customers' billed                      0.5%              0.4%
 amounts expected to be uncollected
----------------------------------------------------------------------------------------
Percent of billed amounts collected in                45.0%             42.3%
 current month/4/
----------------------------------------------------------------------------------------
Percent of billed amounts collected in                43.9%             49.1%
 second month after billing
----------------------------------------------------------------------------------------
Percent of billed amounts collected in                 7.8%              5.2%
 third month after billing
----------------------------------------------------------------------------------------
Percent of billed amounts collected in                 1.9%              2.0%
 fourth month after billing
----------------------------------------------------------------------------------------
Percent of billed amounts collected in                 0.9%              1.0%
 fifth month after billing
----------------------------------------------------------------------------------------
Average rates in effect at June 1996                  12.70 cents/kWh   13.43 cents/kWh
----------------------------------------------------------------------------------------
                                           For This Series
----------------------------------------------------------
Quarterly deposit to                        $      307,875
 Overcollateralization Subaccount
----------------------------------------------------------
Quarterly Servicing Fee as percent of                .0625%
 RRB outstanding balance
----------------------------------------------------------
Quarterly trustee and ongoing               $       60,000
 transaction expenses
----------------------------------------------------------
Expected RRB outstanding balance as of      $2,216,700,000
 12/25/98
----------------------------------------------------------

Table II shows the FTACs calculated for residential and eligible small commercial customers. The FTAC calculations are shown in Appendix 3.

--------------------
/4/ The collections curve applied to the first month's FTAC billings will be prorated to reflect the closing date of this series. Accordingly, the collection percent for the current through the fifth month will be 30.48%, 44.25%, 19.45%, 3.8%, and 1.51% respectively, for the residential customers, and 28.65%, 46.91%, 19.36%, 3.03%, and 1.65% respectively, for small commercial customers.

                                      -6-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997

------------------------------------------------------------------------------
                                   TABLE II
------------------------------------------------------------------------------
Residential Customer FTAC                                   1.723 cents/kWh
------------------------------------------------------------------------------
Eligible Small Commercial Customer FTAC                     1.822 cents/kWh
------------------------------------------------------------------------------

Attached are the necessary changes to Part I of Edison's Preliminary Statement to establish the FTACs and ECABFs to be effective December 11, 1997.

Transition Property
-------------------

Transition Property is the property described in PU Code (S)840(g) relating to the FTACs set forth herein, including, without limitation, all of the following:

(1) The right, title and interest in and to the FTACs set forth herein, as adjusted from time to time.

(2)  The right to be paid the total amounts shown on Appendix 3.

(3) The right, title and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the FTACs, set forth herein.

(4)  All rights to obtain adjustments to the FTACs under the True-Up Mechanism.

These FTACs, as adjusted from time to time, shall remain in place until the total amounts in Appendix 3 are paid in full to the owner of the Transition Property, or its assignee(s).

Copies of UCC-1 Financing Statements
------------------------------------

Edison submits, as Appendix 4, a copy of the UCC-1 Financing Statement relating to the transfer of the transition property described herein from Edison to SCE Funding LLC in a sale pursuant to PU Code (S)844(a). The original document will be filed with the California Secretary of State pursuant to PU Code (S)844(c). The attached UCC-1 Financing Statement identifies the transition property described herein, and identifies Southern California Edison Company as Debtor (Seller), SCE Funding LLC as Secured Party (Buyer), and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party.

Edison submits, as Appendix 5, a copy of the UCC-1 Financing Statement relating to the backup security interest granted by Edison to SCE Funding LLC. The original document will be filed with the California Secretary of State in accordance with Division 9 of the Commercial Code pursuant to PU Code (S)843(b). The attached UCC-1 Financing Statement identifies the transition property described

                                      -7-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997


herein, and identifies Southern California Edison Company as Debtor, SCE Funding LLC as Secured Party, and Bankers Trust Company of California, N.A., as Note Trustee, as Assignee of Secured Party. Edison takes the position that, effective as of the closing, it has no rights in the transition property to which such a security interest could attach because it has sold all rights in the transition property to SCE Funding LLC pursuant to PU Code (S)844(a).

Edison submits as Appendix 6, on behalf of SCE Funding LLC, a copy of the UCC-1 Financing Statement relating to the security interest granted by SCE Funding LLC to Bankers Trust Company of California, N.A., as Note Trustee, in the transition property described herein and in certain other collateral identified therein. The original document will be filed with the California Secretary of State in accordance with Division 9 of the Commercial Code pursuant to PU Code (S)843(b). The attached UCC-1 Financing Statement identifies the transition property described herein and other collateral described therein, and identifies SCE Funding LLC as Debtor and Bankers Trust Company of California, N.A., as Note Trustee, as Secured Party.

This Filing will not increase or decrease any rate or charge, cause withdrawal of service, or conflict with any schedule or rules.

EFFECTIVE DATE
--------------

In accordance with Ordering Paragraph (OP) 4 of Decision No. 97-09-056, this Filing is not subject to protest. Also, in accordance with OP 4 of D.97-09-056, these FTACs shall be effective five business days after filed, which is December 11, 1997, and will continue to be effective, unless they are changed by subsequent FTAC Issuance Advice Letter, or an FTAC True-Up Mechanism Advice Letter.

                                      -8-
ADVICE 1272-E
(U338-E)                                                       December 4, 1997


NOTICE
------

Copies of this Filing are being furnished to the parties on the attached service list and to parties to A.97-05-018. In accordance with Public Utilities Code
(S)491, notice to the public is hereby given by filing and keeping this Filing open for public inspection at the Company's corporate headquarters.


                                                 /s/
                                                -----------------------------
                                                 Sarah J. Smith for PSG


Enclosures

cc:  CPUC, SF - Attn: Paul Clanon, Energy Division
     CPUC, SF - Attn: Elena Schmid, ORA
     CPUC, SF - Attn: Juanita Porter, Energy Division
     CPUC, SF - Attn:  Wade McCartney, Energy Division

--------------------------------------------------------------------------------

 SCE Funding LLC, Attn: Mary Simpson, FAX (626) 302-1851
 Bankers Trust, Attn: Peter Becker, FAX (212) 250-0338
 Moody's Investors Service, Inc. Attn: Bruce Fabrikant, FAX (212) 553-0573 Standard and Poor's Corp., Attn: Renata Holt, FAX (212) 208-0030
 Standard and Poor's Corp., Attn: James Penrose, FAX (212) 208-1900
 Fitch Investor Service, L.P., Attn: Sandy Claghorn, FAX (212) 376-6854
 Duff & Phelps Credit Rating Company, Attn: Chris Donnelly, FAX (212) 908-0222 Duff & Phelps Credit Rating Company, Attn: Brian Youngberg, FAX (312) 368-3155

                    --------------------------------------
                    CALIFORNIA PUBLIC UTILITIES COMMISSION
                    --------------------------------------

                        PROPOSAL/ADVICE LETTER SUMMARY

--------------------------------------------------------------------------------
COMPANY NAME:  SOUTHERN CALIFORNIA EDISON COMPANY
               ----------------------------------
TYPE OF UTILITY:                                       CPUC CORP. ID: U338-E
                                                                     ---------

[_] LEC  [_] IEC  [_] CER  [_] CEC  [_] RTU  CONTACT PERSON:

[_] WTA  [_] WTB  [_] WTC  [_] WTD  [_] SWR  Name: Gail Gunsalus
                                                  ----------------
[_] GAS  [_] STM  [X] ELC  [_] PLC           Phone Number: (626) 302-1612
                                                          -----------------

------------------------------------------------------------------          ------------------------
    . EXPLANATION OF TYPE OF UTILITY                                            DATE FILED/RECEIVED
LEC = Local Exchange Carrier               WTC = Water class C                  (stamped by CPUC)
IEC = Interexchange Carrier                WTD = Water class D
CER = Cellular Resellers only              SWR = Sewer
CEC = Cellular Carriers (wholesale/retail) GAS = Gas                        ------------------------
RTU = Radio Telephone Utilities            STM = Steam
WTA = Water class A                        ELC = Electric
WTB = Water class B                        PLC = Pipeline carrier
--------------------------------------------------------------------

        ---------------------
          Please fill in ALL
            information
--------------------------------------------------------------------------------
Is this a PROPOSAL or ADVICE LETTER?    Your filing Number:  1272-E
                                                           ---------------------
           [_]            [X]  If Proposal previously submitted, its number:
                                                                            ----
Documents Authorizing this Filing?       D.97-09-056
                                  ----------------------------------------------
 (Decision Number, Resolution Number, Legislation, etc.)

Effective Date Requested: 12/11/97 Estimated annual effect on $         $
                         ---------                             --------  -------
                                                               (Revenue)  (Cost)
Number of Tariff Sheets:   5
                        -------
Tariff Schedules affected (list):  Table of Contents, Preliminary Statement,
                                   Part I
                                   ---------------------------------------------

                                   ---------------------------------------------
Subject of Filing: Issuance Advice Letter for the Rate Reduction Bonds
                  --------------------------------------------------------------

                  --------------------------------------------------------------
KEYWORDS identifying subject matter (choose from CPUC listing)

                             preliminary statement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FOR CPUC OFFICE USE ONLY
                         ----------------------------

                     DISTRIBUTION LIST - ADVICE NO. 1272-E
                     -------------------------------------

AGLET Consumer Alliance          Air Liquide, Inc.                Air Products & Chemicals        All Utilities Auditing Co.
American Cement                  Anza Electric Corp., Inc.        Arizona Public Service          Associated Gas Services, Inc.
Corporation                                                       Company
Ater Wynne (3)                   Barakat & Chamberlin             Barkovich & Yap                 Bldg. Industry Assn. of So.
                                                                                                  Ca.
Matthew V. Brady                 Brady & Berliner                 Brobeck, Phleger & Harrison     California City-Cnty. St.
                                                                                                  Light Assoc.
California Department of         California Edison Utilities      California Energy Coalition     California Energy
Water Resource                                                                                    Commission (6)
California Farm Bureau           California Manufacturers         California Steel Industries,    California Water Service Co.
Federation                       Assoc.                           Inc.
California Public Utilities      Cascade Steel Rolling Mills,     Chadbourne & Parke              City of Anaheim
Commission (4)                   Inc.
City of Azusa                    City of Banning                  City of Burbank                 City of Colton
City of Glendale                 City of Long Beach               City of Los Angeles, DWP        City of Pasadena
City of Riverside                City of Simi Valley              City of Ventura                 City of Vernon
Cuma International               DARC                             Department of Energy -          Department of the Air Force
                                                                  WAPA
Department of the Army           Department of Water &            Destec Energy (2)               Directorate of Public Works
                                 Power
Dominguez Water Corp.            Downey, Brand, Seymour &         Edson & Modisette               Enron
                                 Rohwer
William Emick & Robert           Equitax                          Federal Aviation Admin.         Warren Ferguson
Parkin
Flack & Kurtz                    Flynn & Associates               Foothill Municipal Water Dist.  Gerald Freeman
Lori L. Garrett                  Goodin, Macbride, Squeri,        Graham & James                  Grueneich Resource
                                 Schlotz & Ratchie                                                Advocates
James E. Henwood                 Henwood Energy Services, Inc     Lon W. House, Ph.D.             John Howard
Hub Distributing                 Hughes Aircraft                  Hunt Wesson Foods               Imperial Irrigation District
Independent Power Corp.          International Power              Jefferson Electric Co.          Jones, Day, et. al.
                                 Technology
Kaiser Foundation                Kimberly Clark Corporation       LARWIN                          Law Office of Richard
                                                                                                  Hamilton
John Leslie                      Liquid Carbonics                 Long Beach Gas                  Los Angeles County ISD
Pat Lowery                       Mansville Sales Corp.            David Marcus                    William M. Marriott
Don Maxwell                      Keith R. McCrea                  McKenzie & Associates           McNees, Wallace & Nurick
Meridian Oil, Inc.               Metropolitan Water Dist.         Daniel W. Meek                  Miller Brewing
Mock Energy Services             Morrison & Forester              Morse, Richard, Weisenmiller    National Cement Company
                                                                  & Assoc
Ruby Netzley                     New Energy Ventures              O'Rourke & Company              Pacific Gas & Electric
                                                                                                  Company
Pacific Lighting Energy          Provost & Pritchard              Pacific Utilitel                Park Billing Co.
Systems
Judy Pau                         John D. Quinley                  RCS, Inc.                       Recon Research Corporation
O.P. Roemer                      John Roeschlein                  Vincent Schwent                 San Bernardino
Industries San Diego Gas &       San Gabriel Valley Water         Santa Barbara Weights &         Schuller International
Electric (2)                     Company                          Measures
Senior Utility Ratepayers of     Sierra Consulting                Sierra Pacific Power Company    Simpson Paper
Calif.
Dan Skurkis Associates, Inc.     Southern California Gas Co.      Southern California Water       Southwest Div. Naval Fac.
                                                                  Co.                             Eng. Command (2)
Southwest Gas Corporation        Suburban Water System            TAMCO                           TESMAC
The California State             Dan Tisdale                      TMAD Engineers                  Toward Utility Rate
University                                                                                        Normalization
Union Carbide, Linde             Unocal FL Hartley Research       URM                             Utility Design, Inc.
Division                         Center
Valley Electric Association      Western Cotton Service Corp.     Western Div. Naval Fac. Eng.    Western Municipal Water
                                                                  Command                         District

                            A.97-05-006/A.97-05-018/A.97-05-022


CAROLYN A. BAKER                      BROOKE BASSETT                               GREGORY T. BLUE
EDSON AND MODISETTE                   CHIEF COUNSEL                                MANAGER STATE REGULATORY AFFAIRS
925 L STREET SUITE 1490               TRADE & COMMERCE AGENCY                      ELECTRIC CLEARINGHOUSE INC
SACRAMENTO, CA 95814                  50 FREMONT STREET STE 1420                   5976 W LAS POSITAS BLVD STE 200
                                      SAN FRANCISCO, CA 94105-2230                 PLEASANTON, CA 94588





SUE BOST                              DAVID J. BYERS                               ALJ RICHARD CAREAGA
DEPARTMENT OF FINANCE                 ATTORNEY AT LAW                              CALIFORNIA PUBLIC UTILITIES COMM
915 'L' STREET, 9TH FLOOR             McCRACKEN & BYERS                            505 VAN NESS AVENUE RM 5103
SACRAMENTO, CA 95814                  840 MALCOLM ROAD, SUITE 100                  SAN FRANCISCO, CA 94102
                                      BURLINGAME, CA 94010





VENOO CHISHOLM                        MICHAEL B. DAY/CATHERINE GEORGE              LINDA J. DONDANVILLE
TRADE & COMMERCE AGENCY               WRIGHT & TALISMAN                            CONSULTANT
801 K STREET, SUITE 1600              100 CALIFORNIA STREET SUITE 1140             5342 WINDING VIEW TRAIL
SACRAMENTO, CA 95814                  SAN FRANCISCO, CA 94111                      SANTA ROSA, CA 95404





MICHAEL DOZIER                        ENERGY DIVISION                              ROBERT FINKELSTEIN
MARRON, REID & SHEEHY                 CALIFORNIA PUBLIC UTILITIES COMM             ATTORNEY AT LAW
980 9TH STREET, SUITE 1800            505 VAN NESS AVENUE ROOM 4002                THE UTILITY REFORM NETWORK (TURN)
SACRAMENTO, CA 95814-2738             SAN FRANCISCO, CA 94102                      711 VAN NESS AVENUE SUITE 350
                                                                                   SAN FRANCISCO, CA 94102





BLAKE FOWLER                          PETER W. HANSCHEN                            WES HOUGH
TRADE & COMMERCE AGENCY               GRAHAM & JAMES                               3550 WILSHIRE BLVD., SUITE 1630
801 K STREET, SUITE 1600              AGRICULTURAL ENERGY CONSUMERS ASSOC          LOS ANGELES, CA 90010
SACRAMENTO, CA 95814                  ONE MARITIME PLAZA SUITE 300
                                      SAN FRANCISCO, CA 94111





MARK H. HUFFMAN                       MARK HUFFMAN/MICHELLE WILSON                 MARC D. JOSEPH
PACIFIC GAS AND ELECTRIC COMPANY      PACIFIC GAS & ELECTRIC COMPANY               ADAMS & BROADWELL (IBEW)
77 BEALE STREET ROOM 3147             77 BEALE STREET                              651 GATEWAY BLVD SUITE 900
P O BOX 7442                          SAN FRANCISCO, CA 94120                      SO SAN FRANCISCO, CA 94080
SAN FRANCISCO, CA 94106





CAROLYN KEHREIN                       DOUGLAS KERNER                               ROBERT KINOSIAN
ENERGY MANAGEMENT SERVICES            ELLISON & SCHNEIDER                          CALIFORNIA PUBLIC UTILITIES COMM
1505 DUNLAP COURT                     2015 H STREET                                505 VAN NESS AVENUE ROOM 4102
DIXON, CA 95620                       SACRAMENTO, CA 95814                         SAN FRANCISCO, CA 94102


                                     A.97-05-006/A.97-05-018/A.97-05-022


DONALD H. KOM                             MAURICE A. KRUTH                                   LAI LOUIE
DKH ASSOCIATES                            RESOURCE MANAGEMENT INTERNATIONAL                  STATE TREASURER'S OFFICE
355 N. SAN ANTONIO ROAD                   3100 ZINFANDEL DRIVE, SUITE 600                    915 CAPITOL MALL, ROOM 280
LOS ALTOS, CA 94022                       SACRAMENTO, CA 95670                               SACRAMENTO, CA 95814




WADE MCCARTNEY                            PATRICK MCDONNELL                                  KAREN NORENE MILLS
CACD                                      PRESIDENT                                          ATTORNEY AT LAW
CALIFORNIA PUBLIC UTILITIES COMM          AGLAND ENERGY SERVICES INC                         CALIFORNIA FARM BUREAU FEDERATION
505 VAN NESS AVENUE, ROOM 3207            900 LARKSPUR LANDING CIRCLE SUITE 240              2300 RIVER PLAZA DRIVE
SAN FRANCISCO, CA 94102                   LARKSPUR, CA 94939                                 SACRAMENTO, CA 95833




PETER MORITZBURKE                         STEVEN C. NELSON                                   BARBARA ORTEGA
CAMBRIDGE ENERGY RESEARCH ASSOCIATES      SAN DIEGO GAS & ELECTRIC CO                        CPUC
1999 HARRISON STREET SUITE 950            101 ASH STREET                                     107 SOUTH BROADWAY ROOM 5109
OAKLAND, CA 94612                         PO BOX 1831                                        LOS ANGELES, CA 90012
                                          SAN DIEGO, CA 92101




RAMESH S. RAMCHANDANI                     BRUCE A. REED ESQ                                  JOHN ROZSA
CPUC/ORA                                  SOUTHERN CALIFORNIA EDISON COMPANY                 SENATE ENERGY ADVISOR
505 VAN NESS AVENUE ROOM 4002             2244 WALNUT GROVE AVENUE                           STATE CAPITOL
SAN FRANCISCO, CA 94102                   P O BOX 800                                        ROOM 408
                                          ROSEMEAD, CA 91770                                 SACRAMENTO, CA 95814




J. A. SAVAGE                              REED V. SCHMIDT                                    ANDREW J. SKAFF/KAREN PETERSON
CALIFORNIA ENERGY MARKETS                 VICE PRESIDENT                                     CROSBY HEAFEY ROACH & MAY
3006 SHEFFIELD AVENUE                     BARTLE WELLS ASSOCIATES                            1999 HARRISON STREET 26TH FLOOR
OAKLAND, CA 94602-1545                    1636 BUSH STREET                                   OAKLAND, CA 94612-3500
                                          SAN FRANCISCO, CA 94109-5308




REBECCA SMITH                             PHILLIP STOHR/DAN CARROLL                          ERIC TASHMAN
SAN JOSE MERCURY NEWS                     DOWNEY BRAND SEYMOUR ROHWER                        BROWN & WOOD
750 RIDDER PARK DRIVE                     555 CAPITOL MALL 10TH FLOOR                        555 CALIFORNIA STREET 50TH FLOOR
SAN JOSE, CA 95190                        SACRAMENTO, CA 95814-4686                          SAN FRANCISCO, CA 94104




RUBEN TAVARES                             JOSEPH A. VACCARO, JR.                             EMILIO E. VARANINI III ESQ
CALIFORNIA ENERGY COMMISSION              PRINCIPAL REGULATORY PROJECT MANAGE                MARRON REID & SHEEHY
ELECTRICITY ANALYSIS OFFICE               SAN DIEGO GAS & ELECTRIC COMPANY                   980 9TH STREET SUITE 1800
1516 NINTH STREET, MS20                   101 ASH STREET                                     SACRAMENTO, CA 95814-2738
SACRAMENTO, CA 95814                      P O BOX 1831


                                    A.97-05-006/A.97-05-018/A.97-05-022



JAMES F. WALSH III ESQ                  ROBERT B. WEISENMILLER ESQ                 CHARLES WOLF
SAN DIEGO GAS AND ELECTRIC COMPANY      MORSE RICHARD WEISENMILLER & ASSOC         O'MELVENY & MYERS, LLP
101 ASH STREET 11TH FLOOR               1999 HARRISON STREET SUITE 1440            400 S. HOPE STREET
P O BOX 1831                            OAKLAND, CA 94612-3517                     LOS ANGELES, CA 90071
SAN DIEGO, CA 92112-4150





HALLIE YACKNIN ESQ
CALIFORNIA PUBLIC UTILITIES COMM
505 VAN NESS AVENUE ROOM 5022
SAN FRANCISCO, CA 94102





Public Utilities Commission           1272-E                Attachment A


    Cal. P.U.C.                                         Cancelling Cal.
    Sheet No.                  Title of Sheet           P.U.C. Sheet No.
--------------------   -----------------------------   -------------------

Revised   23124-E      Preliminary Statement, Part I   Revised  21288-E
Revised   23125-E      Preliminary Statement, Part I   Revised  21289-E
Revised   23126-E      Preliminary Statement, Part I   Revised  21290-E
Revised   23127-E      Preliminary Statement, Part I   Revised  21881-E
Revised   23128-E      Table of Contents               Revised  23114-E



[LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                              Revised Cal. PUC Sheet No. 23124-E
                                   Cancelling Revised Cal. PUC Sheet No. 21288-E

                             PRELIMINARY STATEMENT

1.  RATE SCHEDULE SUMMARY
    A.   Energy ($ per kWh)




                                                                                         Total
                                      Base Rate                   Adjustment Rates(3)    Adjust.    Total
Rate Schedule                       Nongen(1) Gen(2)   Total      ECABF       ERABF      Rates      Rates     CARES(4)  PUCRF(5)
---------------------------------------------------------------------------------------------------------------------------------
Residential
-----------

D        Baseline (June-Oct)        0.01134  0.02981   0.04115    0.06086    (0.00006)   0.06080   0.10195    0.00079   0.00012
                  (Oct-June)        0.05316  0.04975   0.10291   (0.00090)   (0.00006)  (0.00096)  0.10195    0.00079   0.00012
       Nonbaseline(June-Oct)        0.01134  0.02981   0.04115    0.08234    (0.00006)   0.08228   0.12343    0.00079   0.00012
                  (Oct-June)        0.05316  0.04975   0.10291    0.02058    (0.00006)   0.02052   0.12343    0.00079   0.00012

D-CARE   Baseline (June-Oct)        0.01134  0.02981   0.04115    0.06086    (0.00006)   0.06080   0.10195   (0.01788)  0.00012
                  (Oct-June)        0.05316  0.04975   0.10291   (0.00090)   (0.00006)  (0.00096)  0.10195   (0.01788)  0.00012
       Nonbaseline(June-Oct)        0.01134  0.02981   0.04115    0.08234    (0.00006)   0.08228   0.12343   (0.02110)  0.00012
                  (Oct-June)        0.05316  0.04975   0.10291    0.02058    (0.00006)   0.02052   0.12343   (0.02110)  0.00012

TOU-D-1       Summer Season
                    On-Peak         0.03774  0.04240   0.08014    0.38761    (0.00006)   0.38755   0.46769    0.00079   0.00012
                   Off-Peak         0.03774  0.04240   0.08014    0.00545    (0.00006)   0.00539   0.08553    0.00079   0.00012

              Winter Season
                    On-Peak         0.03774  0.04240   0.08014    0.04181    (0.00006)   0.04175   0.12189    0.00079   0.00012
                   Off-Peak         0.03774  0.04240   0.08014    0.00794    (0.00006)  (0.00800)  0.07214    0.00079   0.00012

                                                Total
                                                Tariff
Rate Schedule                       FTAC(6)     Rates
-------------------------------------------------------
Residential
-----------
D        Baseline (June-Oct)        0.01723    0.12009
                  (Oct-June)        0.01723    0.12009
       Nonbaseline(June-Oct)        0.01723    0.14157
                  (Oct-June)        0.01723    0.14157

D-CARE   Baseline (June-Oct)        0.01723    0.10142
                  (Oct-June)        0.01723    0.10142
       Nonbaseline(June-Oct)        0.01723    0.11968
                  (Oct-June)        0.01723    0.11968

TOU-D-1            Summer Season
                         On-Peak    0.01723    0.48583
                        Off-Peak    0.01723    0.10367

                   Winter Season
                         On-Peak    0.01723    0.14003
                        Off-Peak    0.01723    0.09028

1  Nongen = Nongeneration
2  Gen = Generation
3 The Adjustment Rates are described in Preliminary Statement, Parts G and J. 4 The California Alternate Rates for Energy Surcharge (CARES) is described in
   Preliminary Statement, Part O.
5  The PUC Reimbursement Fee is described in Schedule RF-E.
6  Fixed Transition Amount Charge is described in Schedule RRB.

[LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                              Revised Cal. PUC Sheet No. 23125-E
                                   Cancelling Revised Cal. PUC Sheet No. 21289-E

                             PRELIMINARY STATEMENT

1.  RATE SCHEDULE SUMMARY (Continued)
    A.    Energy ($ per kWh) (Continued)


                                                                                          Total
                                       Base Rate                   Adjustment Rates       Adjust.   Total
Rate Schedule                        Nongen    Gen      Total      ECABF       ERABF      Rates     Rates       CARES      PUCRF
-----------------------------------------------------------------------------------------------------------------------------------
Residential (Cont.)
-----------

TOU-D-2            Summer Season
                         On-Peak     0.03774  0.04240   0.08014    0.29705    (0.00006)   0.29699   0.37713    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.01374)   (0.00006)  (0.01380)  0.06634    0.00079   0.00012

                   Winter Season
                         On-Peak     0.03774  0.04240   0.08014    0.01531    (0.00006)   0.01525   0.09539    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.02496)   (0.00006)  (0.02502)  0.05512    0.00079   0.00012

TOU-EV-1           Summer Season
                         On-Peak     0.03774  0.04240   0.08014    0.22710    (0.00006)   0.22704   0.30718    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.05731)   (0.00006)  (0.05737)  0.02277    0.00079   0.00012

                   Winter Season
                         On-Peak     0.03774  0.04240   0.08014    0.05909    (0.00006)   0.05903   0.13917    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.05391)   (0.00006)  (0.05397)  0.02617    0.00079   0.00012

TOU-EV-2           Summer Season
                         On-Peak     0.03774  0.04240   0.08014    0.16768    (0.00006)   0.16762   0.24776    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.05731)   (0.00006)  (0.05737)  0.02277    0.00079   0.00012

                   Winter Season
                         On-Peak     0.03774  0.04240   0.08014    0.05043    (0.00006)   0.05037   0.13051    0.00079   0.00012
                        Off-Peak     0.03774  0.04240   0.08014   (0.05391)   (0.00006)  (0.05397)  0.02617    0.00079   0.00012

                                                Total
                                                Tariff
Rate Schedule                         FTAC      Rates
-------------------------------------------------------
Residential (Cont.)
-----------
TOU-D-2            Summer Season
                         On-Peak     0.01723    0.39527
                        Off-Peak     0.01723    0.08448

                   Winter Season
                         On-Peak     0.01723    0.11353
                        Off-Peak     0.01723    0.07326

TOU-EV-1           Summer Season
                         On-Peak     0.01723    0.32532
                        Off-Peak     0.01723    0.04091

                   Winter Season
                         On-Peak     0.01723    0.15731
                        Off-Peak     0.01723    0.04431

TOU-EV-2           Summer Season
                         On-Peak     0.01723    0.26590
                        Off-Peak     0.01723    0.04091

                   Winter Season
                         On-Peak     0.01723    0.14865
                        Off-Peak     0.01723    0.04431

[LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                              Revised Cal. PUC Sheet No. 23126-E
                                   Cancelling Revised Cal. PUC Sheet No. 21290-E

                             PRELIMINARY STATEMENT

1.  RATE SCHEDULE SUMMARY (Continued)
    A.   Energy ($ per kWh) (Continued)



                                                                                         Total
                                      Base Rate                    Adjustment Rates      Adjust.     Total
       Rate Schedule                 Nongen    Gen     Total       ECABF      ERABF      Rates       Rates      CARES     PUCRF
------------------------------------------------------------------------------------------------------------------------------------
General Service/Industrial
--------------------------

GS-1                                 0.03016  0.03693   0.06709    0.03144    (0.00006)   0.03138   0.09847    0.00079   0.00012

GS-2                   1st Block     0.00162  0.01840   0.02002    0.05605    (0.00006)   0.05599   0.07601    0.00079   0.00012
                       2nd Block     0.00162  0.01840   0.02002    0.02304    (0.00006)   0.02298   0.04300    0.00079   0.00012

GS-2-RTP               1st Block     0.00162  0.01840   0.02002    0.05605    (0.00006)   0.05599   0.07601    0.00079   0.00012
                       2nd Block     0.00162  0.01840   0.02002    0.02304    (0.00006)   0.02298   0.04300    0.00079   0.00012

I-6
       Summer Season
       Below 2 kV        On-Peak     0.00039  0.00622   0.00661    0.06886    (0.00006)   0.06880   0.07541    0.00079   0.00012
                        Mid-peak     0.00039  0.00622   0.00661    0.04372    (0.00006)   0.04366   0.05027    0.00079   0.00012
                        Off-Peak     0.00039  0.00622   0.00661    0.02516    (0.00006)   0.02510   0.03171    0.00079   0.00012

       Winter Season
       Below 2 kV        On-Peak     NA       NA        NA         NA          NA         NA         NA        NA         NA
                        Mid-peak     0.00039  0.00622   0.00661    0.05555    (0.00006)   0.05549   0.06210    0.00079   0.00012
                        Off-Peak     0.00039  0.00622   0.00661    0.02596    (0.00006)   0.02590   0.03251    0.00079   0.00012


                                              Total
                                              Tariff
       Rate Schedule                FTAC      Rates
-------------------------------------------------------
General Service/Industrial
--------------------------

GS-1                                 0.01822    0.11760

GS-2                   1st Block                0.07692
                       2nd Block                0.04391

GS-2-RTP               1st Block                0.07692
                       2nd Block                0.04391

I-6
       Summer Season
       Below 2 kV        On-Peak                0.07632
                        Mid-peak                0.05118
                        Off-Peak                0.03262

       Winter Season
       Below 2 kV        On-Peak                NA
                        Mid-peak                0.06301
                        Off-Peak                0.03342

[LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]

                                              Revised Cal. PUC Sheet No. 23127-E
                                   Cancelling Revised Cal. PUC Sheet No. 21881-E


                             PRELIMINARY STATEMENT

1.  RATE SCHEDULE SUMMARY (Contined)
    A.   Energy ($ per kWh) (Continued)

                                                                                                 Total
                                                  Base Rate                Adjustment Rates      Adjust.    Total
       Rate Schedule                     Nongen      Gen     Total        ECABF       ERABF      Rates      Rates      CARES
----------------------------------------------------------------------------------------------------------------------------------
General Service/Industrial   (Cont.)
--------------------------

RTP-2                                    0.01351   0.01614   0.02965    Variable*   (0.00006)   Variable   Variable   0.00079
RTP-2-GS                                 0.02111   0.02542   0.04653    Variable*   (0.00006)   Variable   Variable   0.00079
RTP-2-I                                  0.01351   0.01614   0.02965    Variable*   (0.00006)   Variable   Variable   0.00079
RTP-3                                    0.01351   0.01614   0.02965    Variable*   (0.00006)   Variable   Variable   0.00079
RTP-3-GS               1st Block         Variable  Variable  Variable   0.05300     (0.00006)   Variable   Variable   0.00079
                       2nd Block         Variable  Variable  Variable   0.01999     (0.00006)   Variable   Variable   0.00079
RTP-TPP-1                                Variable  Variable  Variable   Varies***   (0.00006)   Variable   Variable   0.00079

TOU-EV-3           Summer Season
                         On-Peak         0.03016   0.03693   0.06709    0.28969     (0.00006)   0.28963    0.35672    0.00079
                        Off-Peak         0.03016   0.03693   0.06709   (0.04525)    (0.00006)  (0.04531)   0.02178    0.00079
                   Winter Season
                         On-Peak         0.03016   0.03693   0.06709    0.01613     (0.00006)   0.01607    0.08316    0.00079
                        Off-Peak         0.03016   0.03693   0.06709   (0.04185)    (0.00006)  (0.04191)   0.02518    0.00079

TOU-EV-4           Summer Season
                         On-Peak         0.00286   0.01053   0.01339    0.08762     (0.00006)   0.08756    0.10095    0.00079
                        Off-Peak         0.00286   0.01053   0.01339    0.02667     (0.00006)   0.02661    0.04000    0.00079
                   Winter Season
                         On-Peak         0.00286   0.01053   0.01339    0.07865     (0.00006)   0.07859    0.09198    0.00079
                        Off-Peak         0.00286   0.01053   0.01339    0.03007     (0.00006)   0.03001    0.04340    0.00079

TOU-GS-1           Summer Season
                         On-Peak         0.03016   0.03693   0.06709    0.44704     (0.00006)   0.44698    0.51407    0.00079
                        Mid-peak         0.03016   0.03693   0.06709    0.00212     (0.00006)   0.00206    0.06915    0.00079
                        Off-Peak         0.03016   0.03693   0.06709   (0.03073)    (0.00006)  (0.03079)   0.03630    0.00079
                   Winter Season
                         On-Peak         N/A       N/A      N/A         N/A          N/A        N/A        N/A        N/A
                        Mid-peak         0.03016   0.03693   0.06709   (0.00485)    (0.00006)  (0.00491)   0.06218    0.00079
                        Off-Peak         0.03016   0.03693   0.06709   (0.03137)    (0.00006)  (0.03143)   0.03566    0.00079

                                                             Total
                                                             Tariff
Rate Schedule                           PUCRF      FTAC      Rates
-------------------------------------------------------------------
General Service/Industrial   (Cont.)
--------------------------

RTP-2                                    0.00012           Variable**
RTP-2-GS                                 0.00012           Variable**
RTP-2-I                                  0.00012           Variable**
RTP-3                                    0.00012           Variable
RTP-3-GS               1st Block         0.00012           Variable
                       2nd Block         0.00012           Variable
RTP-TPP-1                                0.00012           Variable

TOU-EV-3           Summer Season
                         On-Peak         0.00012  0.01822  0.37585
                        Off-Peak         0.00012  0.01822  0.04091
                   Winter Season
                         On-Peak         0.00012  0.01822  0.10229
                        Off-Peak         0.00012  0.01822  0.04431

TOU-EV-4           Summer Season
                         On-Peak         0.00012           0.10186
                        Off-Peak         0.00012           0.04091
                   Winter Season
                         On-Peak         0.00012           0.09289
                        Off-Peak         0.00012           0.04431

TOU-GS-1           Summer Season
                         On-Peak         0.00012  0.01822  0.53320
                        Mid-peak         0.00012  0.01822  0.08828
                        Off-Peak         0.00012  0.01822  0.05543
                   Winter Season
                         On-Peak         N/A      N/A      N/A
                        Mid-peak         0.00012  0.01822  0.08131
                        Off-Peak         0.00012  0.01822  0.05479

         *The Energy Cost Adjustment Billing Factor is calculated and subject to change on an hourly basis.
        **See Preliminary Statement, Part I.A.
       ***Varies with customer's otherwise applicable tariff ("OAT"), except if OAT is Schedule GS-2, use Preliminary Statement, Part G (Other Than Domestic Service).

[LOGO OF SOUTHERN CALIFORNIA EDISON]
Southern California Edison                    Revised Cal. PUC Sheet No. 23128-E
Rosemead, California               Cancelling Revised Cal. PUC Sheet No. 23114-E

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS               Sheet 1 of 13
                                  (Continued)

                                                                         Cal. P.U.C.
                                                                         Sheet No.
                                                                         -----------
TITLE PAGE...................................................................11431-E
TABLE OF CONTENTS - RATE SCHEDULES...................23128-22695-22696-22697-23108-E (T)
TABLE OF CONTENTS - LIST OF CONTRACTS AND DEVIATIONS.........................23109-E
TABLE OF CONTENTS - RULES....................................................23109-E
TABLE OF CONTENTS - BASELINE REGIONS.........................................23109-E
TABLE OF CONTENTS - SAMPLE FORMS........23110-22701-22702-23111-22704-231125-23113-E
PRELIMINARY STATEMENT:
 A.      Territory Served....................................................22909-E
 B.      Description of Service..............................................22909-E
 C.      Procedure to Obtain Service.........................................22909-E
 D.      Establishment of Credit and Deposits................................22909-E
 E.      General.......................................................22909-22910-E
 F.      Symbols.............................................................22910-E
 G.      Energy Cost Adjustment Clause.........21927-21928-21929-21930-21931-21932-E
         ........21933-21934-21935-21936-21937-21938-21939-21940-21941-21942-21943-E
         ............................................21944-21945-21946-21947-21948-E
 H.      Baseline Service............................11457-20329-11880-11881-11461-E
 I.      Rate Schedule Summary.....23124-23125-23126-21291-23127-21293-21294-21295-E (T)
         ..21296-21297-21298-21299-21300-21301-21650-21651-21652-21653-21654-21655-E
         ..21656-21657-21658-21659-21660-21882-21662-21663-21664-21665-21666-21667-E
         ..21668-21669-21670-21671-21672-21673-21674-21675-21676-21677-21678-21679-E
         ......................................21680-21681-21682-21683-21684-21685-E
 J.      Electric Revenue Adjustment Mechanism
         ....................21335-21336-21337-21338-21971-21340-21341-21342-21343-E
 K.      Major Additions Adjustment Clause
         ..........................16099-16100-17837-11476-17838-17678-16104-16105-E
 L.      Palo Verde Phase-In Procedure
         ..........................11482-11483-11484-20133-20134-20135-11488-11489-E
 M.      Income Tax Component of Contributions.........................16039-12657-E
 N.      Memorandum Accounts.......21344-22616-21241-19038-19039-19040-19041-19042-E
         ..19043-19044-19045-19046-19047-19048-19049-19050-19051-19052-19053-19054-E
         ..19055-19056-19057-19058-19059-19666-21055-19884-19885-19886-19887-20377-E
         ..19889-19890-21121-21122-21093-21227-21843-21844-21845-22617-22618-21848-E
         ..21849-22619-22620-21852-21853-22633-22634-22635-21857-21858-21960-22546-E
         ..............................................................22621-22622-E
 O.      California Alternative Rates for Energy (CARE) Adjustment Clause
         ......................................21348-21349-21350-21351-21352-21353-E
 P.      Optional Pricing Adjustment Clause (OPAC)...20625-20626-20627-20628-20629-E
 Q.      Demand Side Management Adjustment Clause (DSMAC)....................21354-E
         ..........................21355-20380-20381-20382-20383-21356-21357-20386-E
 R.      NOT IN USE.................................................................
 S.      ENvest (SCE) Pilot Program Adjustment Mechanism (EPPAM).......17874-17875-E
         ..................................................17876-17877-17878-17879-E
 T.      Electric and Magnetic Fields Measurement Program........18319-18320-18321-E

                                  (Continued)

--------------------------------------------------------------------------------

                                   APPENDIX 1

                    EXPECTED PRINCIPAL AMORTIZATION SCHEDULE


                                      Appendix One - Expected Principal Amortization Schedule

                                Class A1                                    Class A2

Distribution                     Beginning      Principal       Ending       Beginning     Principal       Ending
    Date                         Principal       Payment      Principal      Principal      Payment      Principal
                                    Bal.                         Bal.           Bal.                        Bal.
-------------                  --------------  -----------  -------------  -------------  -----------   -------------
11-Dec-97
25-Mar-98                       $246,300,000   $12,353,766   $233,946,234   $307,251,868  $         0   $307,251,868
25-Jun-98                        233,946,234    64,948,899    168,997,335    307,251,868            0    307,251,868
25-Sep-98                        168,997,335    78,476,152     90,521,184    307,251,868            0    307,251,868
25-Dec-98                         90,521,184    90,521,184              0    307,251,868            0    307,251,868
25-Mar-99                                  0             0              0    307,251,868   70,530,691    236,721,177
25-Jun-99                                  0             0              0    236,721,177   49,228,949    187,492,228
25-Sep-99                                  0             0              0    187,492,228   58,520,232    128,971,996
25-Dec-99                                  0             0              0    128,971,996   68,020,127     60,951,868
25-Mar-00                                  0             0              0     60,951,868   60,951,868              0
25-Jun-00                                  0             0              0              0            0              0
25-Sep-00                                  0             0              0              0            0              0
25-Dec-00                                  0             0              0              0            0              0
25-Mar-01                                  0             0              0              0            0              0
25-Jun-01                                  0             0              0              0            0              0
25-Sep-01                                  0             0              0              0            0              0
25-Dec-01                                  0             0              0              0            0              0
25-Mar-02                                  0             0              0              0            0              0
25-Jun-02                                  0             0              0              0            0              0
25-Sep-02                                  0             0              0              0            0              0
25-Dec-02                                  0             0              0              0            0              0
25-Mar-03                                  0             0              0              0            0              0
25-Jun-03                                  0             0              0              0            0              0
25-Sep-03                                  0             0              0              0            0              0
25-Dec-03                                  0             0              0              0            0              0
25-Mar-04                                  0             0              0              0            0              0
25-Jun-04                                  0             0              0              0            0              0
25-Sep-04                                  0             0              0              0            0              0
25-Dec-04                                  0             0              0              0            0              0
25-Mar-05                                  0             0              0              0            0              0
25-Jun-05                                  0             0              0              0            0              0
25-Sep-05                                  0             0              0              0            0              0
25-Dec-05                                  0             0              0              0            0              0
25-Mar-06                                  0             0              0              0            0              0
25-Jun-06                                  0             0              0              0            0              0
25-Sep-06                                  0             0              0              0            0              0
25-Dec-06                                  0             0              0              0            0              0
25-Mar-07                                  0             0              0              0            0              0
25-Jun-07                                  0             0              0              0            0              0
25-Sep-07                                  0             0              0              0            0              0
25-Dec-07                                  0             0              0              0            0              0

                                   Class A3

Distribution                       Beginning       Principal      Ending
    Date                           Principal        Payment      Principal
                                     Bal.                          Bal.
------------                    --------------  -------------  -------------
11-Dec-97
25-Mar-98                        $247,840,798    $         0   $247,840,798
25-Jun-98                         247,840,798              0    247,840,798
25-Sep-98                         247,840,798              0    247,840,798
25-Dec-98                         247,840,798              0    247,840,798
25-Mar-99                         247,840,798              0    247,840,798
25-Jun-99                         247,840,798              0    247,840,798
25-Sep-99                         247,840,798              0    247,840,798
25-Dec-99                         247,840,798              0    247,840,798
25-Mar-00                         247,840,798              0    247,840,798
25-Jun-00                         247,840,798     52,226,819    195,613,979
25-Sep-00                         195,613,979     61,810,245    133,803,734
25-Dec-00                         133,803,734     71,311,067     62,492,666
25-Mar-01                          62,492,666     62,492,666              0
25-Jun-01                                   0              0              0
25-Sep-01                                   0              0              0
25-Dec-01                                   0              0              0
25-Mar-02                                   0              0              0
25-Jun-02                                   0              0              0
25-Sep-02                                   0              0              0
25-Dec-02                                   0              0              0
25-Mar-03                                   0              0              0
25-Jun-03                                   0              0              0
25-Sep-03                                   0              0              0
25-Dec-03                                   0              0              0
25-Mar-04                                   0              0              0
25-Jun-04                                   0              0              0
25-Sep-04                                   0              0              0
25-Dec-04                                   0              0              0
25-Mar-05                                   0              0              0
25-Jun-05                                   0              0              0
25-Sep-05                                   0              0              0
25-Dec-05                                   0              0              0
25-Mar-06                                   0              0              0
25-Jun-06                                   0              0              0
25-Sep-06                                   0              0              0
25-Dec-06                                   0              0              0
25-Mar-07                                   0              0              0
25-Jun-07                                   0              0              0
25-Sep-07                                   0              0              0
25-Dec-07                                   0              0              0



                                  Class A4                                   Class A5

Distribution                     Beginning     Principal       Ending       Beginning     Principal       Ending
    Date                         Principal      Payment      Principal      Principal      Payment      Principal
                                    Bal.                        Bal.           Bal.                        Bal.
-------------                  -------------  ------------  ------------   ------------  -----------  -------------
11-Dec-97
25-Mar-98                       $246,030,125  $         0   $246,030,125   $360,644,658  $         0   $360,644,658
25-Jun-98                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Sep-98                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Dec-98                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Mar-99                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Jun-99                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Sep-99                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Dec-99                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Mar-00                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Jun-00                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Sep-00                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Dec-00                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Mar-01                        246,030,125            0    246,030,125    360,644,658            0    360,644,658
25-Jun-01                        246,030,125   52,167,403    193,862,722    360,644,658            0    360,644,658
25-Sep-01                        193,862,722   61,279,398    132,583,324    360,644,658            0    360,644,658
25-Dec-01                        132,583,324   70,360,532     62,222,791    360,644,658            0    360,644,658
25-Mar-02                         62,222,791   62,222,791              0    360,644,658            0    360,644,658
25-Jun-02                                  0            0              0    360,644,658   52,595,126    308,049,532
25-Sep-02                                  0            0              0    308,049,532   61,366,934    246,682,598
25-Dec-02                                  0            0              0    246,682,598   70,115,149    176,567,449
25-Mar-03                                  0            0              0    176,567,449   62,240,433    114,327,016
25-Jun-03                                  0            0              0    114,327,016   52,966,833     61,360,183
25-Sep-03                                  0            0              0     61,360,183   61,360,183              0
25-Dec-03                                  0            0              0              0            0              0
25-Mar-04                                  0            0              0              0            0              0
25-Jun-04                                  0            0              0              0            0              0
25-Sep-04                                  0            0              0              0            0              0
25-Dec-04                                  0            0              0              0            0              0
25-Mar-05                                  0            0              0              0            0              0
25-Jun-05                                  0            0              0              0            0              0
25-Sep-05                                  0            0              0              0            0              0
25-Dec-05                                  0            0              0              0            0              0
25-Mar-06                                  0            0              0              0            0              0
25-Jun-06                                  0            0              0              0            0              0
25-Sep-06                                  0            0              0              0            0              0
25-Dec-06                                  0            0              0              0            0              0
25-Mar-07                                  0            0              0              0            0              0
25-Jun-07                                  0            0              0              0            0              0
25-Sep-07                                  0            0              0              0            0              0
25-Dec-07                                  0            0              0              0            0              0


                                 Class A6

Distribution                      Beginning       Principal       Ending
   Date                           Principal        Payment      Principal
                                     Bal.                          Bal.
----------                      --------------  -------------  ------------
11-Dec-97
25-Mar-98                        $739,988,148    $         0   $739,988,148
25-Jun-98                         739,988,148              0    739,988,148
25-Sep-98                         739,988,148              0    739,988,148
25-Dec-98                         739,988,148              0    739,988,148
25-Mar-99                         739,988,148              0    739,988,148
25-Jun-99                         739,988,148              0    739,988,148
25-Sep-99                         739,988,148              0    739,988,148
25-Dec-99                         739,988,148              0    739,988,148
25-Mar-00                         739,988,148              0    739,988,148
25-Jun-00                         739,988,148              0    739,988,148
25-Sep-00                         739,988,148              0    739,988,148
25-Dec-00                         739,988,148              0    739,988,148
25-Mar-01                         739,988,148              0    739,988,148
25-Jun-01                         739,988,148              0    739,988,148
25-Sep-01                         739,988,148              0    739,988,148
25-Dec-01                         739,988,148              0    739,988,148
25-Mar-02                         739,988,148              0    739,988,148
25-Jun-02                         739,988,148              0    739,988,148
25-Sep-02                         739,988,148              0    739,988,148
25-Dec-02                         739,988,148              0    739,988,148
25-Mar-03                         739,988,148              0    739,988,148
25-Jun-03                         739,988,148              0    739,988,148
25-Sep-03                         739,988,148              0    739,988,148
25-Dec-03                         739,988,148     69,732,551    670,255,597
25-Mar-04                         670,255,597     62,195,543    608,060,054
25-Jun-04                         608,060,054     53,346,656    554,713,399
25-Sep-04                         554,713,399     61,373,769    493,339,630
25-Dec-04                         493,339,630     69,384,032    423,955,597
25-Mar-05                         423,955,597     62,171,635    361,783,962
25-Jun-05                         361,783,962     53,735,132    308,048,831
25-Sep-05                         308,048,831     61,381,052    246,667,779
25-Dec-05                         246,667,779     69,012,181    177,655,597
25-Mar-06                         177,655,597     62,138,170    115,517,428
25-Jun-06                         115,517,428     54,125,903     61,391,525
25-Sep-06                          61,391,525     61,391,525              0
25-Dec-06                                   0              0              0
25-Mar-07                                   0              0              0
25-Jun-07                                   0              0              0
25-Sep-07                                   0              0              0
25-Dec-07                                   0              0              0



                           Class A7                                             Series 1997-1 Total

       Distribution        Beginning            Principal          Ending            Beginning         Principal        Ending
          Date          Principal Bal.          Payment       Principal Bal.     Principal Bal.        Payment     Principal Bal.
   -----------------  ---------------------  --------------  ----------------   ------------------  -------------  ---------------
         11-Dec-97
         25-Mar-98           $314,944,403       $         0     $314,944,403        $2,463,000,000   $12,353,766   $2,450,646,234
         25-Jun-98            314,944,403                 0      314,944,403         2,450,646,234    64,948,899    2,385,697,335
         25-Sep-98            314,944,403                 0      314,944,403         2,385,697,335    78,476,152    2,307,221,184
         25-Dec-98            314,944,403                 0      314,944,403         2,307,221,184    90,521,184    2,216,700,000
         25-Mar-99            314,944,403                 0      314,944,403         2,216,700,000    70,530,691    2,146,169,309
         25-Jun-99            314,944,403                 0      314,944,403         2,146,169,309    49,228,949    2,096,940,359
         25-Sep-99            314,944,403                 0      314,944,403         2,096,940,359    58,520,232    2,038,420,127
         25-Dec-99            314,944,403                 0      314,944,403         2,038,420,127    68,020,127    1,970,400,000
         25-Mar-00            314,944,403                 0      314,944,403         1,970,400,000    60,951,868    1,909,448,132
         25-Jun-00            314,944,403                 0      314,944,403         1,909,448,132    52,226,819    1,857,221,313
         25-Sep-00            314,944,403                 0      314,944,403         1,857,221,313    61,810,245    1,795,411,067
         25-Dec-00            314,944,403                 0      314,944,403         1,795,411,067    71,311,067    1,724,100,000
         25-Mar-01            314,944,403                 0      314,944,403         1,724,100,000    62,492,666    1,661,607,334
         25-Jun-01            314,944,403                 0      314,944,403         1,661,607,334    52,167,403    1,609,439,931
         25-Sep-01            314,944,403                 0      314,944,403         1,609,439,931    61,279,398    1,548,160,532
         25-Dec-01            314,944,403                 0      314,944,403         1,548,160,532    70,360,532    1,477,800,000
         25-Mar-02            314,944,403                 0      314,944,403         1,477,800,000    62,222,791    1,415,577,209
         25-Jun-02            314,944,403                 0      314,944,403         1,415,577,209    52,595,126    1,362,982,083
         25-Sep-02            314,944,403                 0      314,944,403         1,362,982,083    61,366,934    1,301,615,149
         25-Dec-02            314,944,403                 0      314,944,403         1,301,615,149    70,115,149    1,231,500,000
         25-Mar-03            314,944,403                 0      314,944,403         1,231,500,000    62,240,433    1,169,259,567
         25-Jun-03            314,944,403                 0      314,944,403         1,169,259,567    52,966,833    1,116,292,734
         25-Sep-03            314,944,403                 0      314,944,403         1,116,292,734    61,360,183    1,054,932,551
         25-Dec-03            314,944,403                 0      314,944,403         1,054,932,551    69,732,551      985,200,000
         25-Mar-04            314,944,403                 0      314,944,403           985,200,000    62,195,543      923,004,457
         25-Jun-04            314,944,403                 0      314,944,403           923,004,457    53,346,656      869,657,801
         25-Sep-04            314,944,403                 0      314,944,403           869,657,801    61,373,769      808,284,032
         25-Dec-04            314,944,403                 0      314,944,403           808,284,032    69,384,032      738,900,000
         25-Mar-05            314,944,403                 0      314,944,403           738,900,000    62,171,635      676,728,365
         25-Jun-05            314,944,403                 0      314,944,403           676,728,365    53,735,132      622,993,233
         25-Sep-05            314,944,403                 0      314,944,403           622,993,233    61,381,052      561,612,181
         25-Dec-05            314,944,403                 0      314,944,403           561,612,181    69,012,181      492,600,000
         25-Mar-06            314,944,403                 0      314,944,403           492,600,000    62,138,170      430,461,830
         25-Jun-06            314,944,403                 0      314,944,403           430,461,830    54,125,903      376,335,927
         25-Sep-06            314,944,403                 0      314,944,403           376,335,927    61,391,525      314,944,403
         25-Dec-06            314,944,403        68,644,403      246,300,000           314,944,403    68,644,403      246,300,000
         25-Mar-07            246,300,000        62,105,255      184,194,745           246,300,000    62,105,255      184,194,745
         25-Jun-07            184,194,745        54,512,548      129,682,197           184,194,745    54,512,548      129,682,197
         25-Sep-07            129,682,197        61,401,374       68,280,823           129,682,197    61,401,374       68,280,823
         25-Dec-07             68,280,823        68,280,823                0            68,280,823    68,280,823                0

                                   APPENDIX 2

                                  SIZING MODEL

                                 Appendix Two

  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  INPUT PAGE
  ($ in millions)

  Target revenue reduction, 1/1/1998 - 3/31/2002:
  ----------------------------------------------                  1998     1999     2000      2001     2002
                                                                  ----     ----     ----      ----     ----
      Revenue reduction for 10% rate reduction                    $355     $355     $355      $355      $93
       Total revenue reduction                                  $1,513

                                                               3/31/98  6/30/98  9/30/98  12/31/98  3/31/99  6/30/99  9/30/99
                                                               --------------------------------------------------------------
       Quarterly revenue reduction                                 $89      $89      $89       $89      $89      $89      $89
       Total revenue reduction                                  $1,513

   Transition Costs amortization without debt financing:
   ----------------------------------------------------

       Amortization period                                           4  years        1  quarter(s)
       Number of amortization periods                               17  quarters

       Pre-tax return on Transition Costs                         9.86%

       Franchise fees & uncollectibles                          1.1217%

   Transition Costs amortization with debt financing:
   -------------------------------------------------

       Amortization period                                          10  years        0  quarters
       Number of amortization periods                               40  quarters

                                                                 Annual         Quarterly
                                                                 ------         ---------
     Interest (percent of outstanding principal)                 6.328%           1.58%

     Refundable ongoing costs (percent of outstanding principal   0.25%           0.06%

     Nonrefundable ongoing costs                                  $.14            $.04

     Annual authorized pre-tax rate of return                    13.55%

     Overcollateralization Percentage                             0.50% (percentage of original principal)

     Overcollateralization Amount                                  $12

     Bond issuance expenses                                      $18.6

     Transition Costs Financed:
     --------------------------                                             Associated
                                                                     Direct        Tax
                                                            Transition cost  Component
                                                            ------------------------------------
   Transition Cost financed                                      1,453      -      991
                                                            ------------------------------------

   Total principal amount of Transition Cost financed            2,444

  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  INPUT PAGE
  ($ in millions)

                                                               12/31/99  3/31/00  6/30/00  9/30/00  12/31/00  3/31/01  6/30/01
                                                               ---------------------------------------------------------------
       Quarterly revenue reduction                                  $89      $89      $89      $89       $89      $89      $89


                                                               9/30/01  12/31/01  3/31/02
                                                               --------------------------
       Quarterly revenue reduction                                 $89       $89      $93



                                 Appendix Two

  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  17-QUARTER ASSET-AMORTIZATION CASE
  ($ in millions)

  Assumptions:17-quarter asset amortization
  ----------- 9.86 % pre-tax carrying cost

1                                                    12/31/97 3/31/98 6/30/98 9/30/98 12/31/98 3/31/99 6/30/99 9/30/99 12/31/99
                                                     ------------------------------------------------------------------------
2 Transition Cost Balances
3
4 EOY Transition Cost Asset Balance                  1,453      -       -       -    1,111      -       -       -      769
5 Annual Transition Cost Asset Depreciation                     -       -       -      342      -       -       -      342
6 Average Transition Cost Asset Balance                         -       -       -    1,282      -       -       -      940
7 Annual Pre-tax Return on Average Balance                      -       -       -      126      -       -       -       93
8
9
10Taxes:
11
12EOY Tax Balance                                      991      -       -       -      758      -       -       -      525
13Annual Tax Amortization                                       -       -       -      233      -       -       -      233
14
15
16Quarterly Revenue Requirement, 17-quarter Amortization
17
18Transition Cost Asset Depreciation (ln 5 + 4)                 85      85      85      85      85      85      85      85
19Pre-tax Return on Average Transition Cost Balance (ln 7 + 4)  32      32      32      32      23      23      23      23
20Tax Component (ln 13 + 4)                                     58      58      58      58      58      58      58      58
                                                             -----------------------------------------------------------------
21Subtotal (ln 18 + ln 19 + ln 20)                             175     175     175     175     167     167     167     167
22Franchise Fees & Uncollectibles                                2       2       2       2       2       2       2       2
                                                             -----------------------------------------------------------------
23Total Revenue Requirement, 1/1/1998 - 3/31/2002              177     177     177     177     169     169     169     169
                                                             ======= ======= ======= ======= ======= ======= ======= =======
                                                           3/31/00 6/30/00 9/30/00 12/31/00 3/31/01 6/30/01 9/30/01 12/31/01 3/31/02
                                                           -------------------------------------------------------------------------
2 Transition Cost Balances
3
4 EOY Transition Cost Asset Balance                            -       -       -      427      -       -       -       85      -
5 Annual Transition Cost Asset Depreciation                    -       -       -      342      -       -       -      342      85
6 Average Transition Cost Asset Balance                        -       -       -      598      -       -       -      256      43
7 Annual Pre-tax Return on Average Balance                     -       -       -       59      -       -       -       25       4
8
9
10Taxes:
11
12EOY Tax Balance                                              -       -       -      292      -       -       -       58      (0)
13Annual Tax Amortization                                      -       -       -      233      -       -       -      233      58
14
15
16Quarterly Revenue Requirement, 17-quarter Amortization
17
18Transition Cost Asset Depreciation (ln 5 + 4)                85      85      85      85      85      85      85      85      85
19Pre-tax Return on Average Transition Cost Balance            15      15      15      15       6       6       6       6       4
  (ln 7 + 4)
20Tax Component (ln 13 + 4)                                    58      58      58      58      58      58      58      58      58
                                                            ----------------------------------------------------------------------
21Subtotal (ln 18 + ln 19 + ln 20)                            159     159     159     159     150     150     150     150     148
22Franchise Fees & Uncollectibles                               2       2       2       2       2       2       2       2       2
                                                           ----------------------------------------------------------------------
23Total Revenue Requirement, 1/1/1998 - 3/31/2002             160     160     160     160     152     152     152     152     150
                                                           ====== ======= ======= ======= ======= ======= ======= ======= =======

                                 Appendix Two


  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  BOND ISSUANCE CASE
  ($ in millions)

  Assumptions: 10-year amortization 6.328 % pre-tax carrying cost    $ 2,463.00  MM principal issued
  -----------
1                                                               12/31/97  3/31/98   6/30/98   9/30/98   12/31/98  3/31/99   6/30/99
                                                                ------------------------------------------------------------------
2  Debt Service
   ------------
3
4  Principal Payment                                                            62       62        62       62       62         62
5  Interest Payment                                                             39       38        37       36       35         34
6  Refundable Ongoing Costs Credit                                               2        2         1        1        1          1
7  Nonrefundable Ongoing Costs                                                   0        0         0        0        0          0
8  Overcollateralization                                                       0.3      0.3       0.3      0.3      0.3        0.3
                                                                               -----------------------------------------------------
9  Quarterly Total Debt Service                                                102      101       100       99       98         97
                                                                               =====================================================
10
11 Refundable Ongoing Costs Credit
   -------------------------------
12
13 Quarterly Refundable Onoing Costs Credit                                     (2)     (2)       (1)      (1)       (1)        (1)
14 Overcollateralization Refund

15 Financed Tax Component Carrying Cost Credit
   -------------------------------------------
16
17 EOQ Balance of Financed Tax Component                           991         966      942       917      892      867        843
18 Financed Tax Component Amortization (reduce per ln 4)                        25       25        25       25       25         25
19 Average Balance of Financed Tax Component                                    -        -         -       942       -          -
20 Rate of Return Applied to Financed Tax Component                             -        -         -        9.86%    -          -
21 Annual Carrying Cost Credit on Financed Tax Component                        -        -         -       (93)      -          -
22 Quarterly Carrying Cost Credit on Financed Tax Component                    (23)     (23)      (23)     (23)     (21)       (21)
23
24 Quarterly Revenue Requirement on Rate Reduction Bonds
   -----------------------------------------------------
25
26 Principal Payment (ln 4)                                                     62       62        62         62     62         62
27 Interest Payment (ln 5)                                                      39       38        37         36     35         34
28 Total Ongoing Costs (ln 6 + ln 7)                                             2        2         1          1      1          1
29 Refundable Ongoing Costs Credit (ln 12)                                      (2)      (2)       (1)        (1)    (1)        (1)
30 Total Overcollateralization (ln 8 + ln 14)                                    0        0         0          0      0          0
30 Carrying Cost Credit on Financed Tax Component (ln 15)                      (23)     (23)      (23)       (23)   (21)       (21)
                                                                               ---------------------------------------------------
31 Subtotal (sum of ln 19 through ln 23)                                        78       77        76         75     76         75
32 Franchise Fees & Uncollectibles                                               1        1         1          1      1          1
                                                                               ---------------------------------------------------
33 Total Revenue Requirement, 12/31/98 - 12/31/07                               79       78        77         76     77         76
                                                                               ===================================================

1                                                               9/30/99   12/31/99  3/31/00   6/30/00   9/30/00   12/31/00  3/31/01
                                                                --------------------------------------------------------------------
2  Debt Service
   ------------
3
4  Principal Payment                                                 62        62        62        62        62       62        62
5  Interest Payment                                                  33        32        31        30        29       28        27
6  Refundable Ongoing Costs Credit                                    1         1         1         1         1        1         1
7  Nonrefundable Ongoing Costs                                        0         0         0         0         0        0         0
8  Overcollateralization                                            0.3       0.3       0.3       0.3       0.3      0.3       0.3
                                                                    --------------------------------------------------------------
9  Quarterly Total Debt Service                                      96        95        94        93        92       91        90
                                                                    ==============================================================

10
11 Refundable Ongoing Costs Credit
   -------------------------------
12
13 Quarterly Refundable Onoing Costs Credit                          (1)       (1)       (1)       (1)       (1)     (1)        (1)
14 Overcollateralization Refund

15 Financed Tax Component Carrying Cost Credit
   -------------------------------------------
16
17 EOQ Balance of Financed Tax Component                            818       793       768       743       718      693       669
18 Financed Tax Component Amortization (reduce per ln 4)             25        25        25        25        25       25        25
19 Average Balance of Financed Tax Component                         -        843        -         -         -       743        -
20 Rate of Return Applied to Financed Tax Component                  -       9.86%       -         -         -      9.86%       -
21 Annual Carrying Cost Credit on Financed Tax Component             -        (83)       -         -         -       (73)       -
22 Quarterly Carrying Cost Credit on Financed Tax Component         (21)      (21)      (18)      (18)      (18)     (18)      (16)
23
24 Quarterly Revenue Requirement on Rate Reduction Bonds
   -----------------------------------------------------
25
26 Principal Payment (ln 4)                                          62        62        62        62        62       62        62
27 Interest Payment (ln 5)                                           33        32        31        30        29       28        27
28 Total Ongoing Costs (ln 6 + ln 7)                                  1         1         1         1         1        1         1
29 Refundable Ongoing Costs Credit (ln 12)                           (1)       (1)       (1)       (1)       (1)      (1)       (1)
30 Total Overcollateralization (ln 8 + ln 14)                         0         0         0         0         0        0         0
30 Carrying Cost Credit on Financed Tax Component (ln 15)           (21)      (21)      (18)      (18)      (18)     (18)      (16)
                                                                    --------------------------------------------------------------
31 Subtotal (sum of ln 19 through ln 23)                             74        73        75        74        73       72        73
32 Franchise Fees & Uncollectibles                                    1         1         1         1         1        1         1
                                                                    -------------------------------------------------------------
33 Total Revenue Requirement, 12/31/98 - 12/31/07                    75        74        76        75        74       73        74
                                                                    ==============================================================

1                                                               6/30/01   9/30/01   12/31/01
                                                                ----------------------------
2  Debt Service
   ------------
3
4  Principal Payment                                                 62         62        62
5  Interest Payment                                                  26         25        24
6  Refundable Ongoing Costs Credit                                    1          1         1
   -------------------------------
7  Nonrefundable Ongoing Costs                                        0          0         0
8  Overcollateralization                                            0.3        0.3       0.3
                                                                    ------------------------
9  Quarterly Total Debt Service                                      89         88        87
                                                                    ========================
10
11 Refundable Ongoing Costs Credit
12
13 Quarterly Refundable Onoing Costs Credit                         (1)        (1)       (1)
14 Overcollateralization Refund

15 Financed Tax Component Carrying Cost Credit
   -------------------------------------------
16
17 EOQ Balance of Financed Tax Component                            644        619       594
18 Financed Tax Component Amortization (reduce per ln 4)             25         25        25
19 Average Balance of Financed Tax Component                         -          -        644
20 Rate of Return Applied to Financed Tax Component                  -          -       9.86%
21 Annual Carrying Cost Credit on Financed Tax Component             -          -        (63)
22 Quarterly Carrying Cost Credit on Financed Tax Component         (16)       (16)      (16)
23
24 Quarterly Revenue Requirement on Rate Reduction Bonds
   -----------------------------------------------------
25
26 Principal Payment (ln 4)                                          62         62        62
27 Interest Payment (ln 5)                                           26         25        24
28 Total Ongoing Costs (ln 6 + ln 7)                                  1          1         1
29 Refundable Ongoing Costs Credit (ln 12)                           (1)        (1)       (1)
30 Total Overcollateralization (ln 8 + ln 14)                         0          0         0
30 Carrying Cost Credit on Financed Tax Component (ln 15)           (16)       (16)      (16)
                                                                    ------------------------
31 Subtotal (sum of ln 19 through ln 23)                             72         71        70
32 Franchise Fees & Uncollectibles                                    1          1         1
                                                                    ------------------------
33 Total Revenue Requirement, 12/31/98 - 12/31/07                    73         72        71
                                                                    ========================

                                 Appendix Two

  RATE REDUCTION BONDS -- SIZING CALCULATIONS
  BOND ISSUANCE CASE
  ($ in millions)

  Assumptions: 10-year amortization    6.328 % pre-tax carrying
  -----------

                                                    3/31/02   6/30/02  9/30/02  12/31/02  3/31/03   6/30/03  9/30/03  12/31/03
                                                    ---------------------------------------------------------------------------
Debt Service
------------

Principal Payment                                     62        62      62         62        62        62       62        62
Interest Payment                                      23        22      21         20        19        19       18        17
Refundable Ongoing Costs Credit                        1         1       1          1         1         1        1         1
Nonrefundable Ongoing Costs                            0         0       0          0         0         0        0         0
Overcollateralization                                0.3       0.3     0.3        0.3       0.3       0.3      0.3       0.3
                                                    ---------------------------------------------------------------------------
Quarterly Total Debt Service                          86        85      84         83        82        81       80        79
                                                    ===========================================================================

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Ongoing Costs Credit             (1)      (1)      (1)       (1)        (1)       (1)      (1)       (1)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component                570      545      520        495       470       446      421       396
Financed Tax Component Amortization
(reduce per ln 4)                                     25       25       25         25        25        25       25        25
Average Balance of Financed Tax Component            582        -        -        532         -         -        -       446
Rate of Return Applied to Financed Tax Component    9.86%       -        -      13.55%        -         -        -     13.55%
Annual Carrying Cost Credit on Financed
Tax Component                                        (14)       -        -        (54)        -         -        -       (60)
Quarterly Carrying Cost Credit on Financed
Tax Component                                        (14)     (18)     (18)       (18)      (15)      (15)     (15)      (15)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                              62       62       62         62        62        62       62        62
Interest Payment (ln 5)                               23       22       21         20        19        19       18        17
Total Ongoing Costs (ln 6 + ln 7)                      1        1        1          1         1         1        1         1
Refundable Ongoing Costs Credit (ln 12)               (1)      (1)      (1)        (1)       (1)       (1)      (1)       (1)
Total Overcollateralization (ln 8 + ln 14)             0        0        0          0         0         0        0         0
Carrying Cost Credit on Financed Tax Component
(ln 15)                                              (14)     (18)     (18)       (18)      (15)      (15)     (15)      (15)
                                                     ------------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)                 71       66       65         64        66        65       64        63
Franchise Fees & Uncollectibles                        1        1        1          1         1         1        1         1
                                                     ------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07        72       67       66         65        67        66       65        64
                                                     ========================================================================

                                              3/31/04  6/30/04  9/30/04  12/31/04   3/31/05   6/30/05  9/30/05  12/31/05  3/31/06
                                              ------------------------------------------------------------------------------------
Debt Service
------------
Principal Payment                               62       62       62          62        62         62      62      62       62
Interest Payment                                16       15       14          13        12         11      10       9        8
Refundable Ongoing Costs Credit                  1        1        1           1         0          0       0       0        0
Nonrefundable Ongoing Costs                      0        0        0           0         0          0       0       0        0
Overcollateralization                          0.3      0.3      0.3         0.3       0.3        0.3     0.3     0.3      0.3
                                            ------------------------------------------------------------------------------------
Quarterly Total Debt Service                    78       77       76          75        74         73      72      71       70
                                            ====================================================================================

Refundable Ongoing Costs Credit
-------------------------------

Quarterly Refundable Ongoing Costs Credit       (1)      (1)      (1)         (1)       (0)        (0)     (0)     (0)      (0)
Overcollateralization Refund

Financed Tax Component Carrying Cost Credit
-------------------------------------------

EOQ Balance of Financed Tax Component          371      346      322         297       272        247     223     198      173
Financed Tax Component Amortization
(reduce per ln 4)                               25       25       25          25        25         25      25      25       25
Average Balance of Financed Tax Component        -        -        -         346         -          -       -     247        -
Rate of Return Applied to Financed
 Tax Component                                   -        -        -       13.55%        -          -       -   13.55%       -
Annual Carrying Cost Credit on
  Financed Tax Component                         -        -        -         (47)        -          -       -     (34)       -
Quarterly Carrying Cost Credit on
 Financed Tax Component                        (12)     (12)      (12)       (12)       (8)        (8)     (8)     (8)      (5)

Quarterly Revenue Requirement on Rate Reduction Bonds
-----------------------------------------------------

Principal Payment (ln 4)                        62       62        62         62        62          62      62      62      62
Interest Payment (ln 5)                         16       15        14         13        12          11      10       9       8
Total Ongoing Costs (ln 6 + ln 7)                1        1         1          1         0           0       0       0       0
Refundable Ongoing Costs Credit (ln 12)         (1)      (1)       (1)        (1)       (0)         (0)     (0)     (0)     (0)
Total Overcollateralization (ln 8 + ln 14)       0        0         0          0         0           0       0       0       0
Carrying Cost Credit on Financed
  Tax Component (ln 15)                        (12)     (12)      (12)        (12)      (8)         (8)     (8)     (8)     (5)
                                               ---------------------------------------------------------------------------------
Subtotal (sum of ln 19 through ln 23)           66       65        64         63        65          64      63      62      65
Franchise Fees & Uncollectibles                  1        1         1          1         1           1       1       1       1
                                               ---------------------------------------------------------------------------------
Total Revenue Requirement, 12/31/98 - 12/31/07  67       66        65         64        66          65      64      63      65
                                               =================================================================================

                                 Appendix Two

RATE REDUCTION BONDS -- SIZING CALCULATIONS
BOND ISSUANCE CASE
($ in millions)

Assumptions: 10-year amortization    6.328 % pre-tax carrying
-----------

                                                                 6/30/06  9/30/06 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07
                                                                 ----------------------------------------------------------
2  Debt Service
   ------------
3
4  Principal Payment                                                  62      62      62      62      62      62       62
5  Interest Payment                                                    7       6       5       4       3       2        1
6  Refundable Ongoing Costs Credit                                     0       0       0       0       0       0        0
7  Nonrefundable Ongoing Costs                                         0       0       0       0       0       0        0
8  Overcollateralization                                             0.3     0.3     0.3     0.3     0.3     0.3      0.3
                                                                     ----------------------------------------------------
9  Quarterly Total Debt Service                                       69      68      67      66      65      64       63
10                                                                   ====================================================
11 Refundable Ongoing Costs Credit
   -------------------------------
12
13 Quarterly Refundable Ongoing Costs Credit                          (0)     (0)     (0)     (0)     (0)     (0)      (0)
14 Overcollateralization Refund                                                                                       (12)
15 Financed Tax Component Carrying Cost Credit
   -------------------------------------------
16
17 EOQ Balance of Financed Tax Component                             148     123      99      74      49      24       (0)
18 Financed Tax Component Amortization (reduce per ln 4)              25      25      25      25      25      25       25
19 Average Balance of Financed Tax Component                           -       -     148       -       -       -       49
20 Rate of Return Applied to Financed Tax Component                    -       -   13.55%      -       -       -    13.55%
21 Annual Carrying Cost Credit on Financed Tax Component               -       -     (20)      -       -       -       (7)
22 Quarterly Carrying Cost Credit on Financed Tax Component           (5)     (5)     (5)     (2)     (2)     (2)      (2)
   --------------------------------------------------------
23
24 Quarterly Revenue Requirement on Rate Reduction Bonds
25
26 Principal Payment (ln 4)                                           62      62      62      62      62      62       62
27 Interest Payment (ln 5)                                             7       6       5       4       3       2        1
28 Total Ongoing Costs (ln 6 + ln 7)                                   0       0       0       0       0       0        0
29 Refundable Ongoing Costs Credit (ln 12)                            (0)     (0)     (0)     (0)     (0)     (0)      (0)
30 Total Overcollateralization (ln 8 + ln 14)                          0       0       0       0       0       0      (12)
30 Carrying Cost Credit on Financed Tax Component (ln 15)             (5)     (5)     (5)     (2)     (2)     (2)      (2)
                                                                      ---------------------------------------------------
31 Subtotal (sum of ln 19 through ln 23)                              64      63      62      64      63      62       49
32 Franchise Fees & Uncollectibles                                     1       1       1       1       1       1        1
                                                                      ---------------------------------------------------
33 Total Revenue Requirement, 12/31/98 - 12/31/07                     64      63      62      65      64      63       49
                                                                      ===================================================

                                 Appendix Two



 RATE REDUCTION BONDS -- SIZING CALCULATIONS
 REVENUE REQUIREMENT DIFFERENCES
 ($ in millions)




                                                                     12/31/97   3/31/98  6/30/98  9/30/98  12/31/98
                                                                     ----------------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization                      177       177      177       177
Revenue Requirement, Rate Reduction Bonds                                          (79)      (78)     (77)      (76)
                                                                              -------------------------------------
Subtotal Calculated Difference                                                      99       100      101       102
Rate Reduction Bond Memo Account                                                   (10)      (11)     (12)      (13)
                                                                              -------------------------------------
Difference                                                                          89        89       89        89
                                                                              =====================================

Sizing Calculation:
-------------------

Total Calculated Difference, 1/1/1998 - 3/31/2002 (ln 6)              1,513

Proceeds on Bonds Issued                                              2,444
Bond Issuance Expense                                                 18.6
                                                                      -----
Face Value of Bonds Issued                                            2,463

Customer Benefits Calculation:
------------------------------
NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (ln 8)               486
Annual Discount Rate                         10.0%
Quarterly Discount Rate                      2.5%


 RATE REDUCTION BONDS -- SIZING CALCULATIONS
 REVENUE REQUIREMENT DIFFERENCES
 ($ in millions)

                                                                     3/31/99  6/30/99  9/30/99   12/31/99   3/31/00
                                                                     ----------------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization            169      169      169        169       160
Revenue Requirement, Rate Reduction Bonds                                (77)     (76)     (75)       (74)      (76)
                                                                     ----------------------------------------------
Subtotal Calculated Difference                                            92       93       94         95        85
Rate Reduction Bond Memo Account                                          (3)      (4)      (5)        (6)        4
                                                                     ----------------------------------------------
Difference                                                                89       89       89         89        89
                                                                     ==============================================

RATE REDUCTION BONDS -- SIZING CALCULATIONS
REVENUE REQUIREMENT DIFFERENCES
($ in millions)

                                                                     6/30/00  9/30/00   12/31/00  3/31/01  6/30/01
                                                                     ---------------------------------------------
Revenue Requirement Difference
------------------------------

Revenue Requirement, 17-quarter Transition Costs Amortization            160      160        160      152      152
Revenue Requirement, Rate Reduction Bonds                                (75)     (74)       (73)     (74)     (73)
                                                                     ---------------------------------------------
Subtotal Calculated Difference                                            86       87         88       78       79
Rate Reduction Bond Memo Account                                           3        2          1       11       10
                                                                     ---------------------------------------------
Difference                                                                89       89         89       89       89
                                                                     =============================================


                                 Appendix Two


RATE REDUCTION BONDS-SIZING CALCULATIONS
REVENUE REQUIREMENT DIFFERENCES
($ in millions)





Revenue Requirement Difference                              9/30/01   12/31/01  3/31/02    6/30/02   9/30/02   12/31/02   3/31/03
------------------------------                              ---------------------------------------------------------------------
Revenue Requirement, 17-quarter Transition Costs
 Amortization                                                152       152       150        -         -         -         -

Revenue Requirement, Rate Reduction Bonds                    (72)      (71)      (72)       (67)      (66)      (65)      (67)
                                                             ---------------------------------------------------------------------
Subtotal Calculated Difference                                80        81        78        (67)      (66)      (65)      (67)

Rate Reduction Bond Memo Account                               9         8        15        -         -         -         -
                                                             ---------------------------------------------------------------------
Difference                                                    89        89        93        (67)      (66)      (65)      (67)
                                                             =====================================================================
Sizing Calculation
------------------

Total Calculated Difference, 1/1/1998-3/31/2002 (In 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (In 8)
Annual Discount Rate                    10.0%
Quarterly Discount Rate                 2.5%




Revenue Requirement Difference                              6/30/03   9/30/03  12/31/03    3/31/04   6/30/04   9/30/04    12/31/04
------------------------------                              ---------------------------------------------------------------------
Revenue Requirement, 17-quarter Transition Costs
 Amortization                                                -         -         -          -         -         -          -

Revenue Requirement, Rate Reduction Bonds                    (66)      (65)      (64)       (67)      (66)      (65)      (64)
                                                             ---------------------------------------------------------------------
Subtotal Calculated Difference                               (66)      (65)      (64)       (67)      (66)      (65)      (64)

Rate Reduction Bond Memo Account                             -         -         -          -         -         -         -
                                                             ---------------------------------------------------------------------
Difference                                                   (66)      (65)      (64)       (67)      (66)      (65)      (64)
                                                             =====================================================================

Sizing Calculation
------------------

Total Calculated Difference, 1/1/1998-3/31/2002 (In 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (In 8)
Annual Discount Rate                         10.0%
Quarterly Discount Rate                      2.5%




Revenue Requirement Difference                              3/31/05
------------------------------                              -------
Revenue Requirement, 17-quarter Transition Costs
 Amortization                                                 -

Revenue Requirement, Rate Reduction Bonds                    (66)
                                                            -------
Subtotal Calculated Difference                               (66)

Rate Reduction Bond Memo Account                              -
                                                            -------
Difference                                                   (66)
                                                            =======

Sizing Calculation
------------------

Total Calculated Difference, 1/1/1998-3/31/2002 (In 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (In 8)
Annual Discount Rate                         10.0%
Quarterly Discount Rate                       2.5%


                                 Appendix Two


RATE REDUCTION BONDS-SIZING CALCULATIONS
REVENUE REQUIREMENT DIFFERENCES
($ in millions)




                                                            6/30/05   9/30/05   12/31/05   3/31/06   6/30/06   9/30/06   12/31/06
                                                            ---------------------------------------------------------------------
Revenue Requirement Difference
------------------------------
Revenue Requirement, 17-quarter Transition Costs
 Amortization                                                -         -         -          -         -         -         -

Revenue Requirement, Rate Reduction Bonds                    (65)      (64)      (63)       (65)      (64)      (63)      (62)
                                                             ---------------------------------------------------------------------
Subtotal Calculated Difference                               (65)      (64)      (63)       (65)      (64)      (63)      (62)

Rate Reduction Bond Memo Account                             -         -         -          -         -         -         -
                                                             ---------------------------------------------------------------------
Difference                                                   (65)      (64)      (63)       (65)      (64)      (63)      (62)
                                                             =====================================================================

Sizing Calculation
------------------

Total Calculated Difference, 1/1/1998-3/31/2002 (In 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (In 8)
Annual Discount Rate                         10.0%
Quarterly Discount Rate                      2.5%



                                                            3/31/07   6/30/07   9/30/07   12/31/07
                                                            --------------------------------------
Revenue Requirement Difference
------------------------------
Revenue Requirement, 17-quarter Transition Costs
 Amortization                                                -         -         -          -

Revenue Requirement, Rate Reduction Bonds                    (65)      (64)      (63)       (49)
                                                             -------------------------------------
Subtotal Calculated Difference                               (65)      (64)      (63)       (49)

Rate Reduction Bond Memo Account                             -         -         -          -
                                                             -------------------------------------
Difference                                                   (65)      (64)      (63)       (49)
                                                             =====================================

Sizing Calculation
------------------

Total Calculated Difference, 1/1/1998-3/31/2002 (In 6)

Proceeds on Bonds Issued
Bond Issuance Expense
Face Value of Bonds Issued

Customer Benefits Calculation
-----------------------------

NPV of Quarterly Difference, 1/1/1998 - 12/31/2007 (In 8)
Annual Discount Rate                         10.0%
Quarterly Discount Rate                      2.5%


                                   APPENDIX 3

                   AMOUNTS RECEIVABLE AND EXPECTED PRINCIPAL

                              AMOUNT AMORTIZATION

                                   APPENDIX 3


         AMOUNTS RECEIVABLE AND EXPECTED PRINCIPAL AMOUNT AMORTIZATION

The total amount payable to the owner of the Transition Property, or its assignee(s), pursuant to this Advice Letter is $2,463,000,000 principal amount, plus interest on such the principal amount, plus a $12,315,000 overcollateralization amount, plus other ongoing costs, to be obtained from FTACs calculated in accordance with D.97-09-056.

The FTACs shall be adjusted from time to time, at least annually, via the FTAC True-Up Mechanism authorized by D.97-09-056.

The following amounts are scheduled to be paid by the Bond Trustee from FTACs it has received. These payment amounts include principal plus interest, overcollateralization, and other ongoing costs.

Appendix Three

Residential Customers

------------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)               (kWh)             ($ /kWh)           Billings              Month 1             Month 2
------------------------------------------------------------------------------------------------------------------------------------
Dec-97        22,239,500            341,485,930       0.017225             $5,882,086           30.48%              44.25%
Jan-98        22,998,700          1,957,957,455       0.017225            $33,725,767           45.00%              43.90%
Feb-98        22,998,700          1,825,760,813       0.017225            $31,448,683           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-98        22,998,700          1,739,721,323       0.017225            $29,966,655           45.00%              43.90%
Apr-98        22,998,700          1,642,356,835       0.017225            $28,289,555           45.00%              43.90%
May-98        22,998,700          1,627,331,901       0.017225            $28,030,750           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-98        22,998,700          1,779,073,939       0.017225            $30,644,503           45.00%              43.90%
Jul-98        22,998,700          2,080,669,904       0.017225            $35,839,486           45.00%              43.90%
Aug-98        22,998,700          2,257,534,129       0.017225            $38,885,968           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-98        22,998,700          2,274,868,778       0.017225            $39,184,557           45.00%              43.90%
Oct-98        22,998,700          1,984,467,546       0.017225            $34,182,403           45.00%              43.90%
Nov-98        22,998,700          1,758,786,775       0.017225            $30,295,057           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Dec-98        22,998,700          1,920,604,408       0.017225            $33,082,362           45.00%              43.90%
Jan-99        23,375,900          2,142,088,991       0.013389            $28,680,220           45.00%              43.90%
Feb-99        23,375,900          1,855,704,983       0.013389            $24,845,853           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-99        23.375,900          1,768,254,365       0.013389            $23,674,985           45.00%              43.90%
Apr-99        23,375,900          1,669,293,010       0.013389            $22,350,001           45.00%              43.90%
May-99        23,375,900          1,654,021,652       0.013389            $22,145,534           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-99        23,375,900          1,808,252,400       0.013389            $24,210,515           45.00%              43.90%
Jul-99        23,375,900          2,114,794,820       0.013389            $28,314,781           45.00%              43.90%
Aug-99        23,375,900          2,294,559,782       0.013389            $30,721,637           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-99        23,375,900          2,312,178,734       0.013389            $30,957,535           45.00%              43.90%
Oct-99        23,375,900          2,017,014,654       0.013389            $27,005,612           45.00%              43.90%
Nov-99        23,375,900          1,787,632,508       0.013389            $23,934,437           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Dec-99        23,375,900          1,952,104,101       0.013389            $26,136,531           45.00%              43.90%
Jan-00        23,275,500          2,132,888,672       0.013333            $28,437,134           45.00%              43.90%
Feb-00        23,275,500          1,847,734,689       0.013333            $24,635,265           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-00        23,275,500          1,760,659,674       0.013333            $23,474,321           45.00%              43.90%
Apr-00        23,275,500          1,662,123,360       0.013333            $22,160,568           45.00%              43.90%
May-00        23,275,500          1,646,917,593       0.013333            $21,957,834           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-00        23,275,500          1,800,485,917       0.013333            $24,005,312           45.00%              43.90%
Jul-00        23,275,500          2,105,711,730       0.013333            $28,074,792           45.00%              43.90%
Aug-00        23,275,500          2,284,704,598       0.013333            $30,461,248           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-00        23,275,500          2,302,247,878       0.013333            $30,695,147           45.00%              43.90%
Oct-00        23,275,500          2,008,351,532       0.013333            $26,776,719           45.00%              43.90%
Nov-00        23,275,500          1,779,954,588       0.013333            $23,731,574           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Dec-00        23,275,500          1,943,719,771       0.013333            $25,915,004           45.00%              43.90%
Jan-01        23,519,800          2,155,275,503       0.012527            $26,998,778           45.00%              43.90%
Feb-01        23,519,800          1,867,128,540       0.012527            $23,289,209           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-01        23,519,800          1,779,139,585       0.012527            $22,286,986           45.00%              43.90%
Apr-01        23,519,800          1,679,569,032       0.012527            $21,039,682           45.00%              43.90%
May-01        23,519,800          1,664,203,665       0.012527            $20,847,203           45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-01        23,519,800          1,819,383,844       0.012527            $22,791,119           45.00%              43.90%

------------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5             Offs              Collections         Collections
------------------------------------------------------------------------------------------------------------------------------------
Dec-97         19.45%               3.80%                1.51%             0.50%               $1,793,088
Jan-98          7.80%               1.90%                0.90%             0.50%              $17,779,703
Feb-98          7.80%               1.90%                0.90%             0.50%              $30,101,301           $49,674,091
------------------------------------------------------------------------------------------------------------------------------------
Mar-98          7.80%               1.90%                0.90%             0.50%              $30,145,286
Apr-98          7.80%               1.90%                0.90%             0.50%              $29,068,438
May-98          7.80%               1.90%                0.90%             0.50%              $28,271,408           $87,485,132
------------------------------------------------------------------------------------------------------------------------------------
Jun-98          7.80%               1.90%                0.90%             0.50%              $29,154,516
Jul-98          7.80%               1.90%                0.90%             0.50%              $32,574,306
Aug-98          7.80%               1.90%                0.90%             0.50%              $36,409,681           $98,138,503
------------------------------------------------------------------------------------------------------------------------------------
Sep-98          7.80%               1.90%                0.90%             0.50%              $38,333,993
Oct-98          7.80%               1.90%                0.90%             0.50%              $36,573,958
Nov-98          7.80%               1.90%                0.90%             0.50%              $32,756,635          $107,664,585
------------------------------------------------------------------------------------------------------------------------------------
Dec-98          7.80%               1.90%                0.90%             0.50%              $31,947,301
Jan-99          7.80%               1.90%                0.90%             0.50%              $30,794,397
Feb-99          7.80%               1.90%                0.90%             0.50%              $27,234,922           $89,976,620
------------------------------------------------------------------------------------------------------------------------------------
Mar-99          7.80%               1.90%                0.90%             0.50%              $24,699,350
Apr-99          7.80%               1.90%                0.90%             0.50%              $23,231,461
May-99          7.80%               1.90%                0.90%             0.50%              $22,353,983           $70,284,793
------------------------------------------------------------------------------------------------------------------------------------
Jun-99          7.80%               1.90%                0.90%             0.50%              $23,033,359
Jul-99          7.80%               1.90%                0.90%             0.50%              $25,735,144
Aug-99          7.80%               1.90%                0.90%             0.50%              $28,765,261           $77,533,763
------------------------------------------------------------------------------------------------------------------------------------
Sep-99          7.80%               1.90%                0.90%             0.50%              $30,285,552
Oct-99          7.80%               1.90%                0.90%             0.50%              $28,895,046
Nov-99          7.80%               1.90%                0.90%             0.50%              $25,879,192           $85,059,790
------------------------------------------------------------------------------------------------------------------------------------
Dec-99          7.80%               1.90%                0.90%             0.50%              $25,239,782
Jan-00          7.80%               1.90%                0.90%             0.50%              $26,926,258
Feb-00          7.80%               1.90%                0.90%             0.50%              $26,306,225           $78,475,265
------------------------------------------------------------------------------------------------------------------------------------
Mar-00          7.80%               1.90%                0.90%             0.50%              $24,308,427
Apr-00          7.80%               1.90%                0.90%             0.50%              $22,974,568
May-00          7.80%               1.90%                0.90%             0.50%              $22,164,516           $69,447,510
------------------------------------------------------------------------------------------------------------------------------------
Jun-00          7.80%               1.90%                0.90%             0.50%              $22,838,133
Jul-00          7.80%               1.90%                0.90%             0.50%              $25,517,019
Aug-00          7.80%               1.90%                0.90%             0.50%              $28,521,453           $76,876,606
------------------------------------------------------------------------------------------------------------------------------------
Sep-00          7.80%               1.90%                0.90%             0.50%              $30,028,859
Oct-00          7.80%               1.90%                0.90%             0.50%              $28,650,139
Nov-00          7.80%               1.90%                0.90%             0.50%              $25,659,846           $84,338,844
------------------------------------------------------------------------------------------------------------------------------------
Dec-00          7.80%               1.90%                0.90%             0.50%              $25,025,856
Jan-01          7.80%               1.90%                0.90%             0.50%              $26,162,214
Feb-01          7.80%               1.90%                0.90%             0.50%              $25,090,869           $76,278,939
------------------------------------------------------------------------------------------------------------------------------------
Mar-01          7.80%               1.90%                0.90%             0.50%              $23,108,881
Apr-01          7.80%               1.90%                0.90%             0.50%              $21,822,414
May-01          7.80%               1.90%                0.90%             0.50%              $21,043,431           $65,974,726
------------------------------------------------------------------------------------------------------------------------------------
Jun-01          7.80%               1.90%                0.90%             0.50%              $21,682,977

Appendix Three

Residential Customers

------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)                (kWh)            ($ /kWh)           Billings              Month 1             Month 2
------------------------------------------------------------------------------------------------------------------------------
Jul-01         23,519,800          2,127,813,312       0.012527            $26,654,764         45.00%              43.90%
Aug-01         23,519,800          2,308,684,892       0.012527            $28,920,512         45.00%              43.90%
 ........................................................................................................................
Sep-01         23,519,800          2,326,412,305       0.012527            $29,142,581         45.00%              43.90%
Oct-01         23,519,800          2,029,431,220       0.012527            $25,422,348         45.00%              43.90%
Nov-01         23,519,800          1,798,637,018       0.012527            $22,531,227         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------
Dec-01         23,519,800          1,964,121,083       0.012527            $24,604,219         45.00%              43.90%
Jan-02         24,395,300          2,235,503,384       0.011622            $25,980,304         45.00%              43.90%
Feb-02         24,395,300          1,936,630,451       0.011622            $22,506,899         45.00%              43.90%
 ........................................................................................................................
Mar-02         24,395,300          1,845,366,198       0.011622            $21,446,255         45.00%              43.90%
Apr-02         24,395,300          1,742,089,236       0.011622            $20,246,003         45.00%              43.90%
May-02         24,395,300          1,726,151,909       0.011622            $20,060,784         45.00%              43.90%
 ........................................................................................................................
Jun-02         24,395,300          1,887,108,508       0.011622            $21,931,370         45.00%              43.90%
Jul-02         24,395,300          2,207,018,941       0.011622            $25,649,267         45.00%              43.90%
Aug-02         24,395,300          2,394,623,276       0.011622            $27,829,544         45.00%              43.90%
 ........................................................................................................................
Sep-02         24,395,300          2,413,010,574       0.011622            $28,043,236         45.00%              43.90%
Oct-02         24,395,300          2,104,974,678       0.011622            $24,463,341         45.00%              43.90%
Nov-02         24,395,300          1,865,589,403       0.011622            $21,681,282         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------
Dec-02         24,395,300          2,037,233,440       0.011622            $23,676,074         45.00%              43.90%
Jan-03         24,782,900          2,271,021,747       0.010866            $24,677,386         45.00%              43.90%
Feb-03         24,782,900          1,967,400,229       0.010866            $21,378,173         45.00%              43.90%
 ........................................................................................................................
Mar-03         24,782,900          1,874,685,942       0.010866            $20,370,720         45.00%              43.90%
Apr-03         24,782,900          1,769,768,083       0.010866            $19,230,661         45.00%              43.90%
May-03         24,782,900          1,753,577,540       0.010866            $19,054,732         45.00%              43.90%
 ........................................................................................................................
Jun-03         24,782,900          1,917,091,467       0.010866            $20,831,507         45.00%              43.90%
Jul-03         24,782,900          2,242,084,734       0.010866            $24,362,950         45.00%              43.90%
Aug-03         24,782,900          2,432,669,785       0.010866            $26,433,887         45.00%              43.90%
 ........................................................................................................................
Sep-03         24,782,900          2,451,349,225       0.010866            $26,636,861         45.00%              43.90%
Oct-03         24,782,900          2,138,419,161       0.010866            $23,236,499         45.00%              43.90%
Nov-03         24,782,900          1,895,230,459       0.010866            $20,593,961         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------
Dec-03         24,782,900          2,069,601,629       0.010866            $22,488,714         45.00%              43.90%
Jan-04         25,171,300          2,306,613,418       0.010132            $23,371,214         45.00%              43.90%
Feb-04         25,171,300          1,998,233,515       0.010132            $20,246,628         45.00%              43.90%
 ........................................................................................................................
Mar-04         25,171,300          1,904,066,201       0.010132            $19,292,500         45.00%              43.90%
Apr-04         25,171,300          1,797,504,059       0.010132            $18,212,784         45.00%              43.90%
May-04         25,171,300          1,781,059,776       0.010132            $18,046,167         45.00%              43.90%
 ........................................................................................................................
Jun-04         25,171,300          1,947,136,309       0.010132            $19,728,898         45.00%              43.90%
Jul-04         25,171,300          2,277,222,902       0.010132            $23,073,422         45.00%              43.90%
Aug-04         25,171,300          2,470,794,820       0.010132            $25,034,744         45.00%              43.90%
 ........................................................................................................................
Sep-04         25,171,300          2,489,767,007       0.010132            $25,226,975         45.00%              43.90%
Oct-04         25,171,300          2,171,932,672       0.010132            $22,006,594         45.00%              43.90%
Nov-04         25,171,300          1,924,932,694       0.010132            $19,503,925         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------
Dec-04         25,171,300          2,102,036,625       0.010132            $21,298,388         45.00%              43.90%
Jan-05         25,570,400          2,343,185,602       0.009416            $22,063,579         45.00%              43.90%
Feb-05         25,570,400          2,029,916,225       0.009416            $19,113,815         45.00%              43.90%
 ........................................................................................................................

------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5             Offs              Collections         Collections
------------------------------------------------------------------------------------------------------------------------------
Jul-01          7.80%                 1.90%               0.90%             0.50%              $24,226,364
Aug-01          7.80%                 1.90%               0.90%             0.50%              $27,078,833         $72,988,174
 ..............................................................................................................................
Sep-01          7.80%                 1.90%               0.90%             0.50%              $28,509,994
Oct-01          7.80%                 1.90%               0.90%             0.50%              $27,201,010
Nov-01          7.80%                 1.90%               0.90%             0.50%              $24,361,967         $80,072,971
------------------------------------------------------------------------------------------------------------------------------
Dec-01          7.80%                 1.90%               0.90%             0.50%              $23,760,044
Jan-02          7.80%                 1.90%               0.90%             0.50%              $24,995,132
Feb-02          7.80%                 1.90%               0.90%             0.50%              $24,109,481         $72,864,658
 ..............................................................................................................................
Mar-02          7.80%                 1.90%               0.90%             0.50%              $22,228,068
Apr-02          7.80%                 1.90%               0.90%             0.50%              $20,996,209
May-02          7.80%                 1.90%               0.90%             0.50%              $20,249,610         $63,473,887
 ..............................................................................................................................
Jun-02          7.80%                 1.90%               0.90%             0.50%              $20,865,030
Jul-02          7.80%                 1.90%               0.90%             0.50%              $23,312,473
Aug-02          7.80%                 1.90%               0.90%             0.50%              $26,057,339         $70,234,842
 ..............................................................................................................................
Sep-02          7.80%                 1.90%               0.90%             0.50%              $27,434,512
Oct-02          7.80%                 1.90%               0.90%             0.50%              $26,174,907
Nov-02          7.80%                 1.90%               0.90%             0.50%              $23,442,961         $77,052,380
------------------------------------------------------------------------------------------------------------------------------
Dec-02          7.80%                 1.90%               0.90%             0.50%              $22,863,744
Jan-03          7.80%                 1.90%               0.90%             0.50%              $23,906,953
Feb-03          7.80%                 1.90%               0.90%             0.50%              $22,932,398         $69,703,095
 ..............................................................................................................................
Mar-03          7.80%                 1.90%               0.90%             0.50%              $21,121,655
Apr-03          7.80%                 1.90%               0.90%             0.50%              $19,945,996
May-03          7.80%                 1.90%               0.90%             0.50%              $19,234,087         $60,301,739
 ..............................................................................................................................
Jun-03          7.80%                 1.90%               0.90%             0.50%              $19,818,644
Jul-03          7.80%                 1.90%               0.90%             0.50%              $22,143,348
Aug-03          7.80%                 1.90%               0.90%             0.50%              $24,750,558         $66,712,549
 ..............................................................................................................................
Sep-03          7.80%                 1.90%               0.90%             0.50%              $26,058,665
Oct-03          7.80%                 1.90%               0.90%             0.50%              $24,862,229
Nov-03          7.80%                 1.90%               0.90%             0.50%              $22,267,291         $73,188,186
------------------------------------------------------------------------------------------------------------------------------
Dec-03          7.80%                 1.90%               0.90%             0.50%              $21,717,122
Jan-04          7.80%                 1.90%               0.90%             0.50%              $22,677,146
Feb-04          7.80%                 1.90%               0.90%             0.50%              $21,725,479         $66,119,748
 ..............................................................................................................................
Mar-04          7.80%                 1.90%               0.90%             0.50%              $20,005,481
Apr-04          7.80%                 1.90%               0.90%             0.50%              $18,890,849
May-04          7.80%                 1.90%               0.90%             0.50%              $18,216,029         $57,112,359
 ..............................................................................................................................
Jun-04          7.80%                 1.90%               0.90%             0.50%              $18,769,645
Jul-04          7.80%                 1.90%               0.90%             0.50%              $20,971,302
Aug-04          7.80%                 1.90%               0.90%             0.50%              $23,440,513         $63,181,461
 ..............................................................................................................................
Sep-04          7.80%                 1.90%               0.90%             0.50%              $24,679,383
Oct-04          7.80%                 1.90%               0.90%             0.50%              $23,546,274
Nov-04          7.80%                 1.90%               0.90%             0.50%              $21,088,686         $69,314,342
------------------------------------------------------------------------------------------------------------------------------
Dec-04          7.80%                 1.90%               0.90%             0.50%              $20,567,637
Jan-05          7.80%                 1.90%               0.90%             0.50%              $21,445,077
Feb-05          7.80%                 1.90%               0.90%             0.50%              $20,517,036         $62,529,751
 ..............................................................................................................................

Appendix Three


Residential Customers

------------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)               (kWh)             ($ /kWh)           Billings              Month 1             Month 2
------------------------------------------------------------------------------------------------------------------------------------
Mar-05        25,570,400          1,934,255,854       0.009416            $18,213,071         45.00%              43.90%
Apr-05        25,570,400          1,826,004,132       0.009416            $17,193,767         45.00%              43.90%
May-05        25,570,400          1,809,299,118       0.009416            $17,036,471         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-05        25,570,400          1,978,008,854       0.009416            $18,625,052         45.00%              43.90%
Jul-05        25,570,400          2,313,329,089       0.009416            $21,782,448         45.00%              43.90%
Aug-05        25,570,400          2,509,970,159       0.009416            $23,634,032         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-05        25,570,400          2,529,243,157       0.009416            $23,815,508         45.00%              43.90%
Oct-05        25,570,400          2,206,369,445       0.009416            $20,775,310         45.00%              43.90%
Nov-05        25,570,400          1,955,453,193       0.009416            $18,412,667         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Dec-05        25,570,400          2,135,365,171       0.009416            $20,106,729         45.00%              43.90%
Jan-06        25,980,000          2,380,719,971       0.008721            $20,763,253         45.00%              43.90%
Feb-06        25,980,000          2,062,432,482       0.008721            $17,987,335         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-06        25,980,000          1,965,239,773       0.008721            $17,139,677         45.00%              43.90%
Apr-06        25,980,000          1,855,254,018       0.008721            $16,180,445         45.00%              43.90%
May-06        25,980,000          1,838,281,415       0.008721            $16,032,420         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-06        25,980,000          2,009,693,632       0.008721            $17,527,377         45.00%              43.90%
Jul-06        25,980,000          2,350,385,210       0.008721            $20,498,691         45.00%              43.90%
Aug-06        25,980,000          2,550,176,170       0.008721            $22,241,151         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-06        25,980,000          2,569,757,893       0.008721            $22,411,932         45.00%              43.90%
Oct-06        25,980,000          2,241,712,221       0.008721            $19,550,908         45.00%              43.90%
Nov-06        25,980,000          1,986,776,662       0.008721            $17,327,509         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Dec-06        25,980,000          2,169,570,564       0.008721            $18,921,731         45.00%              43.90%
Jan-07        26,390,200          2,418,309,322       0.008048            $19,462,387         45.00%              43.90%
Feb-07        26,390,200          2,094,996,369       0.008048            $16,860,387         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Mar-07        26,390,200          1,996,269,078       0.008048            $16,065,836         45.00%              43.90%
Apr-07        26,390,200          1,884,546,751       0.008048            $15,166,703         45.00%              43.90%
May-07        26,390,200          1,867,306,166       0.008048            $15,027,952         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Jun-07        26,390,200          2,041,424,822       0.008048            $16,429,247         45.00%              43.90%
Jul-07        26,390,200          2,387,495,594       0.008048            $19,214,400         45.00%              43.90%
Aug-07        26,390,200          2,590,441,076       0.008048            $20,847,692         45.00%              43.90%
------------------------------------------------------------------------------------------------------------------------------------
Sep-07        26,390,200          2,610,331,976       0.008048            $21,007,772         45.00%              43.90%
Oct-07        26,390,200          2,277,106,769       0.008048            $18,325,999         45.00%              43.90%
Nov-07        26,390,200          2,018,146,014       0.008048            $16,241,900         45.00%              43.90%

------------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5             Offs              Collections         Collections
------------------------------------------------------------------------------------------------------------------------------------
Mar-05        7.80%               1.90%               0.90%               0.50%               $18,888,011
Apr-05        7.80%               1.90%               0.90%               0.50%               $17,834,504
May-05        7.80%               1.90%               0.90%               0.50%               $17,196,830         $53,919,345
------------------------------------------------------------------------------------------------------------------------------------
Jun-05        7.80%               1.90%               0.90%               0.50%               $17,719,471
Jul-05        7.80%               1.90%               0.90%               0.50%               $19,797,944
Aug-05        7.80%               1.90%               0.90%               0.50%               $22,129,000         $59,646,415
------------------------------------------------------------------------------------------------------------------------------------
Sep-05        7.80%               1.90%               0.90%               0.50%               $23,298,554
Oct-05        7.80%               1.90%               0.90%               0.50%               $22,228,844
Nov-05        7.80%               1.90%               0.90%               0.50%               $19,908,759         $65,436,157
------------------------------------------------------------------------------------------------------------------------------------
Dec-05        7.80%               1.90%               0.90%               0.50%               $19,416,864
Jan-06        7.80%               1.90%               0.90%               0.50%               $20,215,576
Feb-06        7.80%               1.90%               0.90%               0.50%               $19,314,512         $58,946,952
------------------------------------------------------------------------------------------------------------------------------------
Mar-06        7.80%               1.90%               0.90%               0.50%               $17,776,570
Apr-06        7.80%               1.90%               0.90%               0.50%               $16,783,993
May-06        7.80%               1.90%               0.90%               0.50%               $16,183,328         $50,743,891
------------------------------------------------------------------------------------------------------------------------------------
Jun-06        7.80%               1.90%               0.90%               0.50%               $16,675,167
Jul-06        7.80%               1.90%               0.90%               0.50%               $18,631,144
Aug-06        7.80%               1.90%               0.90%               0.50%               $20,824,819         $56,131,130
------------------------------------------------------------------------------------------------------------------------------------
Sep-06        7.80%               1.90%               0.90%               0.50%               $21,925,445
Oct-06        7.80%               1.90%               0.90%               0.50%               $20,918,778
Nov-06        7.80%               1.90%               0.90%               0.50%               $18,735,429         $61,579,651
------------------------------------------------------------------------------------------------------------------------------------
Dec-06        7.80%               1.90%               0.90%               0.50%               $18,272,523
Jan-07        7.80%               1.90%               0.90%               0.50%               $18,989,434
Feb-07        7.80%               1.90%               0.90%               0.50%               $18,112,238         $55,374,196
------------------------------------------------------------------------------------------------------------------------------------
Mar-07        7.80%               1.90%               0.90%               0.50%               $16,664,863
Apr-07        7.80%               1.90%               0.90%               0.50%               $15,733,109
May-07        7.80%               1.90%               0.90%               0.50%               $15,169,405         $47,567,377
------------------------------------------------------------------------------------------------------------------------------------
Jun-07        7.80%               1.90%               0.90%               0.50%               $15,630,429
Jul-07        7.80%               1.90%               0.90%               0.50%               $17,463,860
Aug-07        7.80%               1.90%               0.90%               0.50%               $19,520,096         $52,614,384
------------------------------------------------------------------------------------------------------------------------------------
Sep-07        7.80%               1.90%               0.90%               0.50%               $20,551,765
Oct-07        7.80%               1.90%               0.90%               0.50%               $19,608,168
Nov-07        7.80%               1.90%               0.90%               0.50%               $17,561,611         $57,721,544
------------------------------------------------------------------------------------------------------------------------------------

Appendix Three

Small Commercial Customers

------------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)               (kWh)             ($ /kWh)           Billings              Month 1             Month 2
------------------------------------------------------------------------------------------------------------------------------------
Dec-97           4,209,000         61,464,574          0.018215            $1,119,582             28.65%             46.91%
Jan-98           4,264,900        329,386,037          0.018215            $5,999,790             42.30%             49.10%
Feb-98           4,264,900        338,313,307          0.018215            $6,162,401             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-98           4,264,900        329,261,839          0.018215            $5,997,528             42.30%             49.10%
Apr-98           4,264,900        323,476,457          0.018215            $5,892,147             42.30%             49.10%
May-98           4,264,900        331,317,627          0.018215            $6,034,974             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-98           4,264,900        353,178,252          0.018215            $6,875,955             42.30%             49.10%
Jul-98           4,264,900        377,487,142          0.018215            $7,060,176             42.30%             49.10%
Aug-98           4,264,900        387,600,801          0.018215            $7,331,647             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-98           4,264,900        402,504,442          0.018215            $6,959,594             42.30%             49.10%
Oct-98           4,264,900        382,078,872          0.018215            $6,309,940             42.30%             49.10%
Nov-98           4,264,900        346,413,161          0.018215            $6,169,820             42.30%             49.10%
====================================================================================================================================
Dec-98           4,264,900        338,720,627          0.018215            $5,174,756             42.30%             49.10%
Jan-99           4,396,500        365,487,574          0.014159            $4,937,812             42.30%             49.10%
Feb-99           4,396,500        348,752,481          0.014159            $4,805,703             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-99           4,396,500        339,421,716          0.014159            $4,721,263             42.30%             49.10%
Apr-99           4,396,500        333,457,817          0.014159            $4,835,708             42.30%             49.10%
May-99           4,396,500        341,540,939          0.014159            $5,154,772             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-99           4,396,500        364,076,106          0.014159            $5,509,569             42.30%             49.10%
Jul-99           4,396,500        389,135,084          0.014159            $5,657,182             42.30%             49.10%
Aug-99           4,396,500        399,560,815          0.014159            $5,874,706             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-99           4,396,500        414,924,331          0.014159            $5,576,587             42.30%             49.10%
Oct-99           4,396,500        393,868,499          0.014159            $5,056,033             42.30%             49.10%
Nov-99           4,396,500        357,102,268          0.014159            $4,943,757             42.30%             49.10%
====================================================================================================================================
Dec-99           4,396,500        349,172,369          0.014159            $5,212,218             42.30%             49.10%
Jan-00           4,447,000        369,685,714          0.014099            $4,973,559             42.30%             49.10%
Feb-00           4,447,000        352,758,395          0.014099            $4,840,493             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-00           4,447,000        343,320,453          0.014099            $4,755,442             42.30%             49.10%
Apr-00           4,447,000        337,288,050          0.014099            $4,870,715             42.30%             49.10%
May-00           4,447,000        345,464,018          0.014099            $5,192,089             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-00           4,447,000        368,258,034          0.014099            $5,549,455             42.30%             49.10%
Jul-00           4,447,000        393,604,849          0.014099            $5,698,137             42.30%             49.10%
Aug-00           4,447,000        404,150,335          0.014099            $5,917,236             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-00           4,447,000        419,690,322          0.014099            $5,616,959             42.30%             49.10%
Oct-00           4,447,000        398,392,634          0.014099            $5,092,635             42.30%             49.10%
Nov-00           4,447,000        361,204,091          0.014099            $4,979,547             42.30%             49.10%
====================================================================================================================================
Dec-00           4,447,000        353,183,106          0.014099            $4,979,547             42.30%             49.10%
Jan-01           4,545,900        377,907,417          0.013247            $5,006,094             42.30%             49.10%
Feb-01           4,545,900        360,603,640          0.013247            $4,776,873             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-01           4,545,900        350,955,801          0.013247            $4,649,069             42.30%             49.10%
Apr-01           4,545,900        344,789,239          0.013247            $4,567,382             42.30%             49.10%
May-01           4,545,900        353,147,038          0.013247            $4,678,097             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-01           4,545,900        376,447,986          0.013247            $4,986,761             42.30%             49.10%
------------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5             Offs              Collections         Collections
------------------------------------------------------------------------------------------------------------------------------------
Dec-97           19.36%             3.03%                1.65%              0.40%                 $320,814
Jan-98            5.20%             2.00%                1.00%              0.40%               $3,063,067
Feb-98            5.20%             2.00%                1.00%              0.40%               $5,769,358           $9,153,240
------------------------------------------------------------------------------------------------------------------------------------
Mar-98            5.20%             2.00%                1.00%              0.40%               $5,908,631
Apr-98            5.20%             2.00%                1.00%              0.40%               $5,896,024
May-98            5.20%             2.00%                1.00%              0.40%               $5,940,956          $17,745,610
------------------------------------------------------------------------------------------------------------------------------------
Jun-98            5.20%             2.00%                1.00%              0.40%               $6,172,368
Jul-98            5.20%             2.00%                1.00%              0.40%               $6,558,851
Aug-98            5.20%             2.00%                1.00%              0.40%               $6,876,694          $19,607,913
------------------------------------------------------------------------------------------------------------------------------------
Sep-98            5.20%             2.00%                1.00%              0.40%               $7,114,396
Oct-98            5.20%             2.00%                1.00%              0.40%               $7,112,727
Nov-98            5.20%             2.00%                1.00%              0.40%               $6,677,474          $20,904,597
====================================================================================================================================
Dec-98            5.20%             2.00%                1.00%              0.40%               $6,287,148
Jan-99            5.20%             2.00%                1.00%              0.40%               $5,758,929
Feb-99            5.20%             2.00%                1.00%              0.40%               $5,146,125          $17,192,202
------------------------------------------------------------------------------------------------------------------------------------
Mar-99            5.20%             2.00%                1.00%              0.40%               $4,912,861
Apr-99            5.20%             2.00%                1.00%              0.40%               $4,778,654
May-99            5.20%             2.00%                1.00%              0.40%               $4,764,045          $14,455,559
------------------------------------------------------------------------------------------------------------------------------------
Jun-99            5.20%             2.00%                1.00%              0.40%               $4,945,799
Jul-99            5.20%             2.00%                1.00%              0.40%               $5,255,480
Aug-99            5.20%             2.00%                1.00%              0.40%               $5,510,161          $15,711,440
------------------------------------------------------------------------------------------------------------------------------------
Sep-99            5.20%             2.00%                1.00%              0.40%               $5,700,627
Oct-99            5.20%             2.00%                1.00%              0.40%               $5,699,290
Nov-99            5.20%             2.00%                1.00%              0.40%               $5,350,530          $16,750,447
====================================================================================================================================
Dec-99            5.20%             2.00%                1.00%              0.40%               $5,037,770
Jan-00            5.20%             2.00%                1.00%              0.40%               $5,065,346
Feb-00            5.20%             2.00%                1.00%              0.40%               $5,076,977          $15,180,092
------------------------------------------------------------------------------------------------------------------------------------
Mar-00            5.20%             2.00%                1.00%              0.40%               $4,910,017
Apr-00            5.20%             2.00%                1.00%              0.40%               $4,800,541
May-00            5.20%             2.00%                1.00%              0.40%               $4,798,534          $14,509,091
------------------------------------------------------------------------------------------------------------------------------------
Jun-00            5.20%             2.00%                1.00%              0.40%               $4,981,603
Jul-00            5.20%             2.00%                1.00%              0.40%               $5,293,526
Aug-00            5.20%             2.00%                1.00%              0.40%               $5,550,052          $15,825,182
------------------------------------------------------------------------------------------------------------------------------------
Sep-00            5.20%             2.00%                1.00%              0.40%               $5,741,896
Oct-00            5.20%             2.00%                1.00%              0.40%               $5,740,549
Nov-00            5.20%             2.00%                1.00%              0.40%               $5,389,265          $16,871,711
====================================================================================================================================
Dec-00            5.20%             2.00%                1.00%              0.40%               $5,074,240
Jan-01            5.20%             2.00%                1.00%              0.40%               $4,998,864
Feb-01            5.20%             2.00%                1.00%              0.40%               $4,895,568          $14,968,673
------------------------------------------------------------------------------------------------------------------------------------
Mar-01            5.20%             2.00%                1.00%              0.40%               $4,722,835
Apr-01            5.20%             2.00%                1.00%              0.40%               $4,613,010
May- 01            5.20%             2.00%                1.00%              0.40%               $4,608,769          $13,944,615
------------------------------------------------------------------------------------------------------------------------------------
Jun-01            5.20%             2.00%                1.00%              0.40%               $4,784,599

Appendix Three


Small Commercial Customers

-------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)               (kWh)             ($ /kWh)           Billings              Month 1             Month 2
-------------------------------------------------------------------------------------------------------------------------------
Jul-01         4,545,900           402,358,508         0.013247            $5,329,995          42.30%              49.10%
Aug-01         4,545,900           413,138,522         0.013247            $5,472,797          42.30%              49.10%
 ........................................................................................................................
Sep-01         4,545,900           429,024,114         0.013247            $5,683,231          42.30%              49.10%
Oct-01         4.545,900           407,252,772         0.013247            $5,394,829          42.30%              49.10%
Nov-01         4.545,900           369,237,166         0.013247            $4,891,241          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------
Dec-01         4,545,900           361,037,797         0.013247            $4,782,624          42.30%              49.10%
Jan-02         4,528,100           376,427,677         0.012290            $4,626,182          42.30%              49.10%
Feb-02         4,528,100           359,191,654         0.012290            $4,414,357          42.30%              49.10%
 ........................................................................................................................
Mar-02         4,528,100           349,581,593         0.012290            $4,296,252          42.30%              49.10%
Apr-02         4,528,100           343,439,177         0.012290            $4,220,764          42.30%              49.10%
May-02         4,528,100           351,764,250         0.012290            $4,323,076          42.30%              49.10%
 ........................................................................................................................
Jun-02         4,528,100           374,973,961         0.012290            $4,608,316          42.30%              49.10%
Jul-02         4,528,100           400,783,027         0.012290            $4,925,502          42.30%              49.10%
Aug-02         4,528,100           411,520,830         0.012290            $5,057,466          42.30%              49.10%
 ........................................................................................................................
Sep-02         4,528,100           427,344,220         0.012290            $5,251,931          42.30%              49.10%
Oct-02         4,528,100           405,658,126         0.012290            $4,985,416          42.30%              49.10%
Nov-02         4,528,100           367,791,375         0.012290            $4,520,045          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------
Dec-02         4,528,100           359,624,111         0.012290            $4,419,671          42.30%              49.10%
Jan-03         4,666,500           387,933,074         0.011491            $4,457,660          42.30%              49.10%
Feb-03         4,666,500           370,170,238         0.011491            $4,253,551          42.30%              49.10%
 ........................................................................................................................
Mar-03         4,666,500           360,266,448         0.011491            $4,139,749          42.30%              49.10%
Apr-03         4,666,500           353,936,291         0.011491            $4,067,010          42.30%              49.10%
May-03         4,666,500           362,515,817         0.011491            $4,165,596          42.30%              49.10%
 ........................................................................................................................
Jun-03         4,666,500           386,434,926         0.011491            $4,440,445          42.30%              49.10%
Jul-03         4,666,500           413,032,838         0.011491            $4,746,076          42.30%              49.10%
Aug-03         4,666,500           424,098,839         0.011491            $4,873,234          42.30%              49.10%
 ........................................................................................................................
Sep-03         4,666,500           440,405,867         0.011491            $5,060,614          42.30%              49.10%
Oct-03         4,666,500           418,056,943         0.011491            $4,803,807          42.30%              49.10%
Nov-03         4,666,500           379,032,808         0.011491            $4,355,389          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------
Dec-03         4,666,500           370,615,913         0.011491            $4,258,672          42.30%              49.10%
Jan-04         4,809,300           399,804,251         0.010715            $4,283,770          42.30%              49.10%
Feb-04         4,809,300           381,497,852         0.010715            $4,087,623          42.30%              49.10%
 ........................................................................................................................
Mar-04         4,809,300           371,290,995         0.010715            $3,978,260          42.30%              49.10%
Apr-04         4,809,300           364,767,128         0.010715            $3,908,359          42.30%              49.10%
May-04         4,809,300           373,609,197         0.010715            $4,003,099          42.30%              49.10%
 ........................................................................................................................
Jun-04         4,809,300           398,260,257         0.010715            $4,267,227          42.30%              49.10%
Jul-04         4,809,300           425,672,094         0.010715            $4,560,936          42.30%              49.10%
Aug-04         4,809,300           437,076,727         0.010715            $4,683,132          42.30%              49.10%
 ........................................................................................................................
Sep-04         4,809,300           453,882,767         0.010715            $4,863,204          42.30%              49.10%
Oct-04         4,809,300           430,849,943         0.010715            $4,616,415          42.30%              49.10%
Nov-04         4,809,300           390,631,624         0.010715            $4,185,489          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------
Dec-04         4,809,300           381,957,165         0.010715            $4,092,545          42.30%              49.10%
Jan-05         4,957,800           412,149,276         0.009957            $4,103,894          42.30%              49.10%
Feb-05         4,957,800           393,277,618         0.009957            $3,915,983          42.30%              49.10%

------------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5             Offs              Collections         Collections
------------------------------------------------------------------------------------------------------------------------------------
Jul-01            5.20%                2.00%               1.00%            0.40%              $5,084,187
Aug-01            5.20%                2.00%               1.00%            0.40%              $5,330,568          $15,199,354
 ..............................................................................................................................
Sep-01            5.20%                2.00%               1.00%            0.40%              $5,514,826
Oct-01            5.20%                2.00%               1.00%            0.40%              $5,513,532
Nov-01            5.20%                2.00%               1.00%            0.40%              $5,176,140          $16,204,497
------------------------------------------------------------------------------------------------------------------------------
Dec-01            5.20%                2.00%               1.00%            0.40%              $4,873,573
Jan-02            5.20%                2.00%               1.00%            0.40%              $4,724,217
Feb-02            5.20%                2.00%               1.00%            0.40%              $4,539,198          $14,136,988
 ..............................................................................................................................
Mar-02            5.20%                2.00%               1.00%            0.40%              $4,369,890
Apr-02            5.20%                2.00%               1.00%            0.40%              $4,264,739
May-02            5.20%                2.00%               1.00%            0.40%              $4,259,010          $12,893,639
 ..............................................................................................................................
Jun-02            5.20%                2.00%               1.00%            0.40%              $4,421,497
Jul-02            5.20%                2.00%               1.00%            0.40%              $4,698,349
Aug-02            5.20%                2.00%               1.00%            0.40%              $4,926,031          $14,045,877
 ..............................................................................................................................
Sep-02            5.20%                2.00%               1.00%            0.40%              $5,096,306
Oct-02            5.20%                2.00%               1.00%            0.40%              $5,095,110
Nov-02            5.20%                2.00%               1.00%            0.40%              $4,783,323          $14,974,739
------------------------------------------------------------------------------------------------------------------------------
Dec-02            5.20%                2.00%               1.00%            0.40%              $4,503,718
Jan-03            5.20%                2.00%               1.00%            0.40%              $4,442,919
Feb-03            5.20%                2.00%               1.00%            0.40%              $4,358,041          $13,304,678
 ..............................................................................................................................
Mar-03            5.20%                2.00%               1.00%            0.40%              $4,204,999
Apr-03            5.20%                2.00%               1.00%            0.40%              $4,107,496
May-03            5.20%                2.00%               1.00%            0.40%              $4,103,863          $12,416,359
 ..............................................................................................................................
Jun-03            5.20%                2.00%               1.00%            0.40%              $4,260,431
Jul-03            5.20%                2.00%               1.00%            0.40%              $4,527,198
Aug-03            5.20%                2.00%               1.00%            0.40%              $4,746,587          $13,534,215
 ..............................................................................................................................
Sep-03            5.20%                2.00%               1.00%            0.40%              $4,910,658
Oct-03            5.20%                2.00%               1.00%            0.40%              $4,909,506
Nov-03            5.20%                2.00%               1.00%            0.40%              $4,609,076          $14,429,241
------------------------------------------------------------------------------------------------------------------------------
Dec-03            5.20%                2.00%               1.00%            0.40%              $4,339,657
Jan-04            5.20%                2.00%               1.00%            0.40%              $4,276,205
Feb-04            5.20%                2.00%               1.00%            0.40%              $4,188,993          $12,804,855
 ..............................................................................................................................
Mar-04            5.20%                2.00%               1.00%            0.40%              $4,041,310
Apr-04            5.20%                2.00%               1.00%            0.40%              $3,947,380
May-04            5.20%                2.00%               1.00%            0.40%              $3,943,775          $11,932,465
 ..............................................................................................................................
Jun-04            5.20%                2.00%               1.00%            0.40%              $4,094,235
Jul-04            5.20%                2.00%               1.00%            0.40%              $4,350,595
Aug-04            5.20%                2.00%               1.00%            0.40%              $4,561,426          $13,006,255
 ..............................................................................................................................
Sep-04            5.20%                2.00%               1.00%            0.40%              $4,719,097
Oct-04            5.20%                2.00%               1.00%            0.40%              $4,717,990
Nov-04            5.20%                2.00%               1.00%            0.40%              $4,429,280          $13,866,367
------------------------------------------------------------------------------------------------------------------------------
Dec-04            5.20%                2.00%               1.00%            0.40%              $4,170,370
Jan-05            5.20%                2.00%               1.00%            0.40%              $4,103,992
Feb-05            5.20%                2.00%               1.00%            0.40%              $4,014,159          $12,288,521
 ..............................................................................................................................

Appendix Three


Small Commercial Customers


------------------------------------------------------------------------------------------------------------------------------------
              Annual Sales        Monthly Sales       FTA Charge          Monthly             % Collected         % Collected
Month            (mWh)               (kWh)             ($ /kWh)           Billings              Month 1             Month 2
------------------------------------------------------------------------------------------------------------------------------------
Mar-05        4,957,800           382,755,598         0.009957            $3,811,212          42.30%              49.10%
Apr-05        4,957,800           376,030,289         0.009957            $3,744,246          42.30%              49.10%
May-05        4,957,800           385,145,381         0.009957            $3,835,008          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-05        4,957,800           410,557,607         0.009957            $4,088,045          42.30%              49.10%
Jul-05        4,957,800           438,815,858         0.009957            $4,369,421          42.30%              49.10%
Aug-05        4,957,800           450,572,640         0.009957            $4,486,487          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-05        4,957,800           467,897,612         0.009957            $4,658,997          42.30%              49.10%
Oct-05        4,957,800           444,153,587         0.009957            $4,422,570          42.30%              49.10%
Nov-05        4,957,800           402,693,420         0.009957            $4,009,739          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Dec-05        4,957,800           393,751,114         0.009957            $3,920,698          42.30%              49.10%
Jan-06        5,111,000           424,885,020         0.009223            $3,918,599          42.30%              49.10%
Feb-06        5,111,000           405,430,213         0.009223            $3,739,172          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-06        5,111,000           394,583,053         0.009223            $3,639,132          42.30%              49.10%
Apr-06        5,111,000           387,649,927         0.009223            $3,575,190          42.30%              49.10%
May-06        5,111,000           397,046,682         0.009223            $3,661,853          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-06        5,111,000           423,244,167         0.009223            $3,903,466          42.30%              49.10%
Jul-06        5,111,000           452,375,621         0.009223            $4,172,137          42.30%              49.10%
Aug-06        5,111,000           464,495,696         0.009223            $4,283,917          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-06        5,111,000           482,356,024         0.009223            $4,448,638          42.30%              49.10%
Oct-06        5,111,000           457,878,289         0.009223            $4,222,887          42.30%              49.10%
Nov-06        5,111,000           415,136,970         0.009223            $3,828,695          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Dec-06        5,111,000           405,918,339         0.009223            $3,743,674          42.30%              49.10%
Jan-07        5,268,600           437,986,542         0.008511            $3,727,497          42.30%              49.10%
Feb-07        5,268,600           417,931,837         0.008511            $3,556,821          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Mar-07        5,268,600           406,750,200         0.008511            $3,461,659          42.30%              49.10%
Apr-07        5,268,600           399,603,288         0.008511            $3,400,835          42.30%              49.10%
May-07        5,268,600           409,289,796         0.008511            $3,483,273          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Jun-07        5,268,600           436,295,093         0.008511            $3,713,102          42.30%              49.10%
Jul-07        5,268,600           466,324,828         0.008511            $3,968,671          42.30%              49.10%
Aug-07        5,268,600           478,818,631         0.008511            $4,075,000          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------
Sep-07        5,268,600           497,229,690         0.008511            $4,231,688          42.30%              49.10%
Oct-07        5,268,600           471,997,174         0.008511            $4,016,946          42.30%              49.10%
Nov-07        5,268,600           427,937,907         0.008511            $3,641,978          42.30%              49.10%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              % Collected         % Collected         % Collected         Charge-               Monthly            Quarterly
Month           Month 3             Month 4             Month 5            Offs               Collections         Collections
------------------------------------------------------------------------------------------------------------------------------------
Mar-05        5.20%               2.00%               1.00%               0.40%               $3,871,999
Apr-05        5.20%               2.00%               1.00%               0.40%               $3,781,756
May-05        5.20%               2.00%               1.00%               0.40%               $3,778,175          $11,431,929
------------------------------------------------------------------------------------------------------------------------------------
Jun-05        5.20%               2.00%               1.00%               0.40%               $3,922,317
Jul-05        5.20%               2.00%               1.00%               0.40%               $4,167,913
Aug-05        5.20%               2.00%               1.00%               0.40%               $4,369,890          $12,460,120
------------------------------------------------------------------------------------------------------------------------------------
Sep-05        5.20%               2.00%               1.00%               0.40%               $4,520,941
Oct-05        5.20%               2.00%               1.00%               0.40%               $4,519,881
Nov-05        5.20%               2.00%               1.00%               0.40%               $4,243,293          $13,284,115
------------------------------------------------------------------------------------------------------------------------------------
Dec-05        5.20%               2.00%               1.00%               0.40%               $3,995,255
Jan-06        5.20%               2.00%               1.00%               0.40%               $3,926,178
Feb-06        5.20%               2.00%               1.00%               0.40%               $3,833,999          $11,755,432
------------------------------------------------------------------------------------------------------------------------------------
Mar-06        5.20%               2.00%               1.00%               0.40%               $3,697,565
Apr-06        5.20%               2.00%               1.00%               0.40%               $3,611,135
May-06        5.20%               2.00%               1.00%               0.40%               $3,607,586          $10,916,286
------------------------------------------------------------------------------------------------------------------------------------
Jun-06        5.20%               2.00%               1.00%               0.40%               $3,745,220
Jul-06        5.20%               2.00%               1.00%               0.40%               $3,979,727
Aug-06        5.20%               2.00%               1.00%               0.40%               $4,172,585          $11,897,533
------------------------------------------------------------------------------------------------------------------------------------
Sep-06        5.20%               2.00%               1.00%               0.40%               $4,316,816
Oct-06        5.20%               2.00%               1.00%               0.40%               $4,315,803
Nov-06        5.20%               2.00%               1.00%               0.40%               $4,051,704          $12,684,324
------------------------------------------------------------------------------------------------------------------------------------
Dec-06        5.20%               2.00%               1.00%               0.40%               $3,814,866
Jan-07        5.20%               2.00%               1.00%               0.40%               $3,742,912
Feb-07        5.20%               2.00%               1.00%               0.40%               $3,648,210          $11,205,987
------------------------------------------------------------------------------------------------------------------------------------
Mar-07        5.20%               2.00%               1.00%               0.40%               $3,517,671
Apr-07        5.20%               2.00%               1.00%               0.40%               $3,435,169
May-07        5.20%               2.00%               1.00%               0.40%               $3,431,652          $10,384,493
------------------------------------------------------------------------------------------------------------------------------------
Jun-07        5.20%               2.00%               1.00%               0.40%               $3,562,574
Jul-07        5.20%               2.00%               1.00%               0.40%               $3,785,644
Aug-07        5.20%               2.00%               1.00%               0.40%               $3,969,097          $11,317,316
------------------------------------------------------------------------------------------------------------------------------------
Sep-07        5.20%               2.00%               1.00%               0.40%               $4,106,294
Oct-07        5.20%               2.00%               1.00%               0.40%               $4,105,331
Nov-07        5.20%               2.00%               1.00%               0.40%               $3,854,111          $12,065,737
------------------------------------------------------------------------------------------------------------------------------------

Appendix Three


Aggregate Debt Service

------------------------------------------------------------------------------------------------------------------------------------
      Total Collections                                             RRB Debt Service
------------------------------------------------------------------------------------------------------------------------------------
                                                      Beginning RRB       Trustee +           Servicing             Interest
Month         Monthly             Quarterly           Principal Bal.      Other Fees             Fee                Payment
------------------------------------------------------------------------------------------------------------------------------------
Dec-97         $2,113,902                 $0          $2,463,000,000              $0                 $0                     $0
Jan-98        $20,842,770                 $0          $2,463,000,000              $0                 $0                     $0
Feb-98        $35,870,659        $58,827,331          $2,463,000,000         $60,000         $1,539,375            $44,566,315
------------------------------------------------------------------------------------------------------------------------------------
Mar-98        $36,053,917                 $0          $2,450,646,234              $0                 $0                     $0
Apr-98        $34,964,462                 $0          $2,450,646,234              $0                 $0                     $0
May-98        $34,212,364       $105,230,743          $2,450,646,234         $60,000         $1,531,654            $38,382,315
------------------------------------------------------------------------------------------------------------------------------------
Jun-98        $35,326,884                 $0          $2,385,697,335              $0                 $0                     $0
Jul-98        $39,133,157                 $0          $2,385,697,335              $0                 $0                     $0
Aug-98        $43,286,378       $117,746,416          $2,385,697,335         $60,000         $1,491,061            $37,411,329
------------------------------------------------------------------------------------------------------------------------------------
Sep-98        $45,448,389                 $0          $2,307,221,184              $0                 $0                     $0
Oct-98        $43,686,685                 $0          $2,307,221,184              $0                 $0                     $0
Nov-98        $39,434,109       $128,569,183          $2,307,221,184         $60,000         $1,442,013            $36,238,110
------------------------------------------------------------------------------------------------------------------------------------
Dec-98        $38,234,449                 $0          $2,216,700,000              $0                 $0                     $0
Jan-99        $36,553,326                 $0          $2,216,700,000              $0                 $0                     $0
Feb-99        $32,381,047       $107,168,822          $2,216,700,000         $60,000         $1,385,438            $34,884,819
------------------------------------------------------------------------------------------------------------------------------------
Mar-99        $29,612,211                 $0          $2,146,169,309              $0                 $0                     $0
Apr-99        $28,010,114                 $0          $2,146,169,309              $0                 $0                     $0
May-99        $27,118,027        $84,740,353          $2,146,169,309         $60,000         $1,341,356            $33,802,173
------------------------------------------------------------------------------------------------------------------------------------
Jun-99        $27,979,157                 $0          $2,096,940,359              $0                 $0                     $0
Jul-99        $30,990,624                 $0          $2,096,940,359              $0                 $0                     $0
Aug-99        $34,275,422        $93,245,203          $2,096,940,359         $60,000         $1,310,588            $33,046,508
------------------------------------------------------------------------------------------------------------------------------------
Sep-99        $35,986,179                 $0          $2,038,420,127              $0                 $0                     $0
Oct-99        $34,594,336                 $0          $2,038,420,127              $0                 $0                     $0
Nov-99        $31,229,722       $101,810,238          $2,038,420,127         $60,000         $1,274,013            $32,148,223
------------------------------------------------------------------------------------------------------------------------------------
Dec-99        $30,277,552                 $0          $1,970,400,000              $0                 $0                     $0
Jan-00        $31,994,603                 $0          $1,970,400,000              $0                 $0                     $0
Feb-00        $31,383,202        $93,655,357          $1,970,400,000         $60,000         $1,231,500            $31,104,114
------------------------------------------------------------------------------------------------------------------------------------
Mar-00        $29,218,443                 $0          $1,909,448,132              $0                 $0                     $0
Apr-00        $27,775,109                 $0          $1,909,448,132              $0                 $0                     $0
May-00        $26,963,049        $83,956,601          $1,909,448,132         $60,000         $1,193,405            $30,168,503
------------------------------------------------------------------------------------------------------------------------------------
Jun-00        $27,819,737                 $0          $1,857,221,313              $0                 $0                     $0
Jul-00        $30,810,546                 $0          $1,857,221,313              $0                 $0                     $0
Aug-00        $34,071,505        $92,701,788          $1,857,221,313         $60,000         $1,160,763            $29,362,904
------------------------------------------------------------------------------------------------------------------------------------
Sep-00        $35,770,755                 $0          $1,795,411,067              $0                 $0                     $0
Oct-00        $34,390,688                 $0          $1,795,411,067              $0                 $0                     $0
Nov-00        $31,049,111       $101,210,555          $1,795,411,067         $60,000         $1,122,132            $28,409,481
------------------------------------------------------------------------------------------------------------------------------------
Dec-00        $30,100,096                 $0          $1,724,100,000              $0                 $0                     $0
Jan-01        $31,161,078                 $0          $1,724,100,000              $0                 $0                     $0
Feb-01        $29,986,437        $91,247,611          $1,724,100,000         $60,000         $1,077,563            $27,309,508
------------------------------------------------------------------------------------------------------------------------------------
Mar-01        $27,831,716                 $0          $1,661,607,334              $0                 $0                     $0
Apr-01        $26,435,425                 $0          $1,661,607,334              $0                 $0                     $0
May-01        $25,652,200        $79,919,341          $1,661,607,334         $60,000         $1,038,505            $26,345,558
------------------------------------------------------------------------------------------------------------------------------------
Jun-01        $26,467,576                 $0          $1,609,439,931              $0                 $0                     $0


-----------------------------------------------------------------------------------------------
                    RRB Debt Service                           Collection Account (C/A)
-----------------------------------------------------------------------------------------------
        Principal       C/A Deposit       Ending RRB          Beginning           Ending
Month    Payment                        Principal Bal.         Balance            Balance
-----------------------------------------------------------------------------------------------
Dec-97           $0             $0       $2,463,000,000       $12,315,000         $12,315,000
Jan-98           $0             $0       $2,463,000,000       $12,315,000         $12,315,000
Feb-98  $12,353,766       $307,875       $2,450,646,234       $12,315,000         $12,622,875
-----------------------------------------------------------------------------------------------
Mar-98           $0             $0       $2,450,646,234       $12,622,875         $12,622,875
Apr-98           $0             $0       $2,450,646,234       $12,622,875         $12,622,875
May-98  $64,948,899       $307,875       $2,385,697,335       $12,622,875         $12,930,750
-----------------------------------------------------------------------------------------------
Jun-98           $0             $0       $2,385,697,335       $12,930,750         $12,930,750
Jul-98           $0             $0       $2,385,697,335       $12,930,750         $12,930,750
Aug-98  $78,476,152       $307,875       $2,307,221,184       $12,930,750         $13,238,625
-----------------------------------------------------------------------------------------------
Sep-98           $0             $0       $2,307,221,184       $13,238,625         $13,238,625
Oct-98           $0             $0       $2,307,221,184       $13,238,625         $13,238,625
Nov-98  $90,521,184       $307,875       $2,216,700,000       $13,238,625         $13,546,500
-----------------------------------------------------------------------------------------------
Dec-98           $0             $0       $2,216,700,000       $13,546,500         $13,546,500
Jan-99           $0             $0       $2,216,700,000       $13,546,500         $13,546,500
Feb-99  $70,530,691       $307,875       $2,146,169,309       $13,546,500         $13,854,375
-----------------------------------------------------------------------------------------------
Mar-99           $0             $0       $2,146,169,309       $13,854,375         $13,854,375
Apr-99           $0             $0       $2,146,169,309       $13,854,375         $13,854,375
May-99  $49,228,949       $307,875       $2,096,940,359       $13,854,375         $14,162,250
-----------------------------------------------------------------------------------------------
Jun-99           $0             $0       $2,096,940,359       $14,162,250         $14,182,250
Jul-99           $0             $0       $2,096,940,359       $14,162,250         $14,182,250
Aug-99  $58,520,232       $307,875       $2,038,420,127       $14,162,250         $14,470,125
-----------------------------------------------------------------------------------------------
Sep-99           $0             $0       $2,038,420,127       $14,470,125         $14,470,125
Oct-99           $0             $0       $2,038,420,127       $14,470,125         $14,470,125
Nov-99  $68,020,127       $307,875       $1,970,400,000       $14,470,125         $14,778,000
-----------------------------------------------------------------------------------------------
Dec-99           $0             $0       $1,970,400,000       $14,778,000         $14,778,000
Jan-00           $0             $0       $1,970,400,000       $14,778,000         $14,778,000
Feb-00  $60,951,868       $307,875       $1,909,448,132       $14,778,000         $15,085,875
-----------------------------------------------------------------------------------------------
Mar-00           $0             $0       $1,909,448,132       $15,085,875         $15,085,875
Apr-00           $0             $0       $1,909,448,132       $15,085,875         $15,085,875
May-00  $52,226,819       $307,875       $1,857,221,313       $15,085,875         $15,393,750
-----------------------------------------------------------------------------------------------
Jun-00           $0             $0       $1,857,221,313       $15,393,750         $15,393,750
Jul-00           $0             $0       $1,857,221,313       $15,393,750         $15,393,750
Aug-00  $61,810,245       $307,875       $1,795,411,067       $15,393,750         $15,701,625
-----------------------------------------------------------------------------------------------
Sep-00           $0             $0       $1,795,411,067       $15,701,625         $15,701,625
Oct-00           $0             $0       $1,795,411,067       $15,701,625         $15,701,625
Nov-00  $71,311,067       $307,875       $1,724,100,000       $15,701,625         $16,009,500
-----------------------------------------------------------------------------------------------
Dec-00           $0             $0       $1,724,100,000       $16,009,500         $16,009,500
Jan-01           $0             $0       $1,724,100,000       $16,009,500         $16,009,500
Feb-01  $62,492,666       $307,875       $1,661,607,334       $16,009,500         $16,317,375
-----------------------------------------------------------------------------------------------
Mar-01           $0             $0       $1,661,607,334       $16,317,375         $16,317,375
Apr-01           $0             $0       $1,661,607,334       $16,317,375         $16,317,375
May-01  $52,167,403       $307,875       $1,609,439,931       $16,317,375         $16,625,250
-----------------------------------------------------------------------------------------------
Jun-01           $0             $0       $1,609,439,931       $16,625,250         $16,625,250

Appendix Three

Aggregate Debt Service

------------------------------------------------------------------------------------------------------------------------------------
               Total Collections                                                  RRB Debt Service
------------------------------------------------------------------------------------------------------------------------------------
                                                       Beginning RRB        Trustee +         Servicing           Interest
Month         Monthly         Quarterly                Principal Bal.       Other Fees          Fee               Payment
------------------------------------------------------------------------------------------------------------------------------------
Jul-01       $29,310,551              $0              $1,609,439,931                $0                $0              $0
Aug-01       $32,409,401     $88,187,528              $1,609,439,931           $60,000        $1,005,900     $25,534,355
------------------------------------------------------------------------------------------------------------------------------------
Sep-01       $34,024,820              $0              $1,548,160,532                $0                $0              $0
Oct-01       $32,714,542              $0              $1,548,160,532                $0                $0              $0
Nov-01       $29,538,107     $96,277,468              $1,548,160,532           $60,000          $967,600     $24,581,460
====================================================================================================================================
Dec-01       $28,633,617              $0              $1,477,800,000                $0                $0              $0
Jan-02       $29,719,349              $0              $1,477,800,000                $0                $0              $0
Feb-02       $28,648,679     $87,001,646              $1,477,800,000           $60,000          $923,625     $23,487,354
------------------------------------------------------------------------------------------------------------------------------------
Mar-02       $26,597,958              $0              $1,415,577,209                $0                $0              $0
Apr-02       $25,260,948              $0              $1,415,577,209                $0                $0              $0
May-02       $24,508,620     $76,367,526              $1,415,577,209           $60,000          $884,736     $22,519,790
------------------------------------------------------------------------------------------------------------------------------------
Jun-02       $25,286,527              $0              $1,362,982,083                $0                $0              $0
Jul-02       $28,010,822              $0              $1,362,982,083                $0                $0              $0
Aug-02       $30,983,370     $84,280,719              $1,362,982,083           $60,000          $851,864     $21,694,046
------------------------------------------------------------------------------------------------------------------------------------
Sep-02       $32,530,818              $0              $1,301,615,149                $0                $0              $0
Oct-02       $31,270,017              $0              $1,301,615,149                $0                $0              $0
Nov-02       $28,226,284     $92,027,119              $1,301,615,149           $60,000          $813,509     $20,730,585
====================================================================================================================================
Dec-02       $27,367,462              $0              $1,231,500,000                $0                $0              $0
Jan-03       $28,349,872              $0              $1,231,500,000                $0                $0              $0
Feb-03       $27,290,440     $83,007,774              $1,231,500,000           $60,000          $769,688     $19,629,778
------------------------------------------------------------------------------------------------------------------------------------
Mar-03       $25,326,654              $0              $1,169,259,567                $0                $0              $0
Apr-03       $24,053,493              $0              $1,169,259,567                $0                $0              $0
May-03       $23,337,951     $72,718,098              $1,169,259,567           $60,000          $730,787     $18,652,603
------------------------------------------------------------------------------------------------------------------------------------
Jun-03       $24,079,075              $0              $1,116,292,734                $0                $0              $0
Jul-03       $26,670,545              $0              $1,116,292,734                $0                $0              $0
Aug-03       $29,497,144     $80,246,765              $1,116,292,734           $60,000          $697,683     $17,821,023
------------------------------------------------------------------------------------------------------------------------------------
Sep-03       $30,969,324              $0              $1,054,932,551                $0                $0              $0
Oct-03       $29,771,736              $0              $1,054,932,551                $0                $0              $0
Nov-03       $26,876,368     $87,617,427              $1,054,932,551           $60,000          $659,333     $16,857,669
====================================================================================================================================
Dec-03       $26,056,779              $0                $985,200,000                $0                $0              $0
Jan-04       $26,953,351              $0                $985,200,000                $0                $0              $0
Feb-04       $25,914,472     $78,924,603                $985,200,000           $60,000          $615,750     $15,745,434
------------------------------------------------------------------------------------------------------------------------------------
Mar-04       $24,046,791              $0                $923,004,457                $0                $0              $0
Apr-04       $22,838,229              $0                $923,004,457                $0                $0              $0
May-04       $22,159,804     $69,044,824                $923,004,457           $60,000          $576,878     $14,753,416
------------------------------------------------------------------------------------------------------------------------------------
Jun-04       $22,863,880              $0                $869,657,801                $0                $0              $0
Jul-04       $25,321,897              $0                $869,657,801                $0                $0              $0
Aug-04       $28,001,939     $76,187,716                $869,657,801           $60,000          $543,536     $13,902,536
------------------------------------------------------------------------------------------------------------------------------------
Sep-04       $29,398,480              $0                $808,284,032                $0                $0              $0
Oct-04       $28,264,264              $0                $808,284,032                $0                $0              $0
Nov-04       $25,517,965     $83,180,710                $808,284,032           $60,000          $505,178     $12,923,625
====================================================================================================================================
Dec-04       $24,738,007              $0                $738,900,000                $0                $0              $0
Jan-05       $25,549,069              $0                $738,900,000                $0                $0              $0
Feb-05       $24,531,195     $74,818,272                $738,900,000           $60,000          $461,813     $11,816,949
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  RRB Debt Service                                                 Collection Account (C/A)
------------------------------------------------------------------------------------------------------------------------------------
             Principal          C/A Deposit        Ending RRB                  Beginning              Ending
Month        Payment                               Principal Bal.              Balance                Balance
------------------------------------------------------------------------------------------------------------------------------------
Jul-01             $0                   $0         $1,609,439,931              $16,625,250            $16,625,250
Aug-01    $61,279,398             $307,875         $1,548,160,532              $16,625,250            $16,933,125
------------------------------------------------------------------------------------------------------------------------------------
Sep-01             $0                   $0         $1,548,160,532              $16,933,125            $16,933,125
Oct-01             $0                   $0         $1,548,160,532              $16,933,125            $16,933,125
Nov-01    $70,360,532             $307,875         $1,477,800,000              $16,933,125            $17,241,000
====================================================================================================================================
Dec-01             $0                   $0         $1,477,800,000              $17,241,000            $17,241,000
Jan-02             $0                   $0         $1,477,800,000              $17,241,000            $17,241,000
Feb-02    $62,222,791             $307,875         $1,415,577,209              $17,241,000            $17,548,875
------------------------------------------------------------------------------------------------------------------------------------
Mar-02             $0                   $0         $1,415,577,209              $17,548,875            $17,548,875
Apr-02             $0                   $0         $1,415,577,209              $17,548,875            $17,548,875
May-02    $52,595,126             $307,875         $1,362,982,083              $17,548,875            $17,856,750
------------------------------------------------------------------------------------------------------------------------------------
Jun-02             $0                   $0         $1,362,982,083              $17,856,750            $17,856,750
Jul-02             $0                   $0         $1,362,982,083              $17,856,750            $17,856,750
Aug-02    $61,366,934             $307,875         $1,301,615,149              $17,856,750            $18,164,625
------------------------------------------------------------------------------------------------------------------------------------
Sep-02             $0                   $0         $1,301,615,149              $18,164,625            $18,164,625
Oct-02             $0                   $0         $1,301,615,149              $18,164,625            $18,164,625
Nov-02    $70,115,149             $307,875         $1,231,500,000              $18,164,625            $18,472,500
====================================================================================================================================
Dec-02             $0                   $0         $1,231,500,000              $18,472,500            $18,472,500
Jan-03             $0                   $0         $1,231,500,000              $18,472,500            $18,472,500
Feb-03    $62,240,433             $307,875         $1,169,259,567              $18,472,500            $18,780,375
------------------------------------------------------------------------------------------------------------------------------------
Mar-03             $0                   $0         $1,169,259,567              $18,780,375            $18,780,375
Apr-03             $0                   $0         $1,169,259,567              $18,780,375            $18,780,375
May-03    $52,966,833             $307,875         $1,116,292,734              $18,780,375            $19,088,250
------------------------------------------------------------------------------------------------------------------------------------
Jun-03             $0                   $0         $1,116,292,734              $19,088,250            $19,088,250
Jul-03             $0                   $0         $1,116,292,734              $19,088,250            $19,088,250
Aug-03    $61,360,183             $307,875         $1,054,932,551              $19,088,250            $19,396,125
------------------------------------------------------------------------------------------------------------------------------------
Sep-03             $0                   $0         $1,054,932,551              $19,396,125            $19,396,125
Oct-03             $0                   $0         $1,054,932,551              $19,396,125            $19,396,125
Nov-03    $69,732,551             $307,875           $985,200,000              $19,396,125            $19,704,000
====================================================================================================================================
Dec-03             $0                   $0           $985,200,000              $19,704,000            $19,704,000
Jan-04             $0                   $0           $985,200,000              $19,704,000            $19,704,000
Feb-04    $62,195,543             $307,875           $923,004,457              $19,704,000            $20,011,875
------------------------------------------------------------------------------------------------------------------------------------
Mar-04             $0                   $0           $923,004,457              $20,011,875            $20,011,875
Apr-04             $0                   $0           $923,004,457              $20,011,875            $20,011,875
May-04    $53,346,656             $307,875           $869,657,801              $20,011,875            $20,319,750
------------------------------------------------------------------------------------------------------------------------------------
Jun-04             $0                   $0           $869,657,801              $20,319,750            $20,319,750
Jul-04             $0                   $0           $869,657,801              $20,319,750            $20,319,750
Aug-04    $61,373,769             $307,875           $808,284,032              $20,319,750            $20,627,625
------------------------------------------------------------------------------------------------------------------------------------
Sep-04             $0                   $0           $808,284,032              $20,627,625            $20,627,625
Oct-04             $0                   $0           $808,284,032              $20,627,625            $20,627,625
Nov-04    $69,384,032             $307,875           $738,900,000              $20,627,625            $20,935,500
====================================================================================================================================
Dec-04             $0                   $0           $738,900,000              $20,935,500            $20,935,500
Jan-05             $0                   $0           $738,900,000              $20,935,500            $20,935,500
Feb-05    $62,171,635             $307,875           $676,728,365              $20,935,500            $21,243,375
------------------------------------------------------------------------------------------------------------------------------------

Appendix Three

Aggregate Debt Service

------------------------------------------------------------------------------------------------------------------------------------
               Total Collections                                                  RRB Debt Service
------------------------------------------------------------------------------------------------------------------------------------
                                                       Beginning RRB        Trustee +         Servicing           Interest
Month         Monthly         Quarterly                Principal Bal.       Other Fees          Fee               Payment
------------------------------------------------------------------------------------------------------------------------------------
Mar-05        $22,760,009              $0             $676,728,365              $0                  $0                     $0
Apr-05        $21,616,260              $0             $676,728,365              $0                  $0                     $0
May-05        $20,975,005     $65,351,274             $676,728,365         $60,000            $422,955            $10,825,312
------------------------------------------------------------------------------------------------------------------------------------
Jun-05        $21,641,788              $0             $622,993,233              $0                  $0                     $0
Jul-05        $23,965,856              $0             $622,993,233              $0                  $0                     $0
Aug-05        $26,498,891     $72,106,534             $622,993,233         $60,000            $389,371             $9,968,237
------------------------------------------------------------------------------------------------------------------------------------
Sep-05        $27,819,495              $0             $561,612,181              $0                  $0                     $0
Oct-05        $26,748,725              $0             $561,612,181              $0                  $0                     $0
Nov-05        $24,152,053     $78,720,273             $561,612,181         $60,000            $351,008             $8,989,209
------------------------------------------------------------------------------------------------------------------------------------
Dec-05        $23,412,119              $0             $492,600,000              $0                  $0                     $0
Jan-06        $24,141,754              $0             $492,600,000              $0                  $0                     $0
Feb-06        $23,148,511     $70,702,384             $492,600,000         $60,000            $307,875             $7,888,464
------------------------------------------------------------------------------------------------------------------------------------
Mar-06        $21,474,135              $0             $430,461,830              $0                  $0                     $0
Apr-06        $20,395,128              $0             $430,461,830              $0                  $0                     $0
May-06        $19,790,914     $61,660,177             $430,461,830         $60,000            $269,039             $6,897,361
------------------------------------------------------------------------------------------------------------------------------------
Jun-06        $20,420,387              $0             $376,335,927              $0                  $0                     $0
Jul-06        $22,610,871              $0             $376,335,927              $0                  $0                     $0
Aug-06        $24,997,404     $68,028,662             $376,335,927         $60,000            $235,210             $6,034,052
------------------------------------------------------------------------------------------------------------------------------------
Sep-06        $26,242,261              $0             $314,944,403              $0                  $0                     $0
Oct-06        $25,234,582              $0             $314,944,403              $0                  $0                     $0
Nov-06        $22,787,133     $74,263,976             $314,944,403         $60,000            $196,840             $5,054,858
------------------------------------------------------------------------------------------------------------------------------------
Dec-06        $22,087,389              $0             $246,300,000              $0                  $0                     $0
Jan-07        $22,732,346              $0             $246,300,000              $0                  $0                     $0
Feb-07        $21,760,448     $66,580,183             $246,300,000         $60,000            $153,938             $3,953,115
------------------------------------------------------------------------------------------------------------------------------------
Mar-07        $20,182,534              $0             $184,194,745              $0                  $0                     $0
Apr-07        $19,168,279              $0             $184,194,745              $0                  $0                     $0
May-07        $18,601,057     $57,951,870             $184,194,745         $60,000            $115,122             $2,956,326
------------------------------------------------------------------------------------------------------------------------------------
Jun-07        $19,193,003              $0             $129,682,197              $0                  $0                     $0
Jul-07        $21,249,504              $0             $129,682,197              $0                  $0                     $0
Aug-07        $23,489,193     $63,931,700             $129,682,197         $60,000             $81,051             $2,081,399
------------------------------------------------------------------------------------------------------------------------------------
Sep-07        $24,658,059              $0              $68,280,823              $0                  $0                     $0
Oct-07        $23,713,499              $0              $68,280,823              $0                  $0                     $0
Nov-07        $21,415,722     $69,787,280              $68,280,823         $60,000             $42,676             $1,095,907
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                  RRB Debt Service                                       Collection Account (C/A)
------------------------------------------------------------------------------------------------------
             Principal          C/A Deposit           Ending RRB       Beginning              Ending
Month        Payment                                  Principal Bal.   Balance                Balance
------------------------------------------------------------------------------------------------------
Mar-05                 $0              $0             $676,728,365     $21,243,375         $21,243,375
Apr-05                 $0              $0             $676,728,365     $21,243,375         $21,243,375
May-05        $53,735,132        $307,875             $622,993,233     $21,243,375         $21,551,250
------------------------------------------------------------------------------------------------------
Jun-05                 $0              $0             $622,993,233     $21,551,250         $21,551,250
Jul-05                 $0              $0             $622,993,233     $21,551,250         $21,551,250
Aug-05        $61,381,052        $307,875             $561,612,181     $21,551,250         $21,859,125
------------------------------------------------------------------------------------------------------
Sep-05                 $0              $0             $561,612,181     $21,859,125         $21,859,125
Oct-05                 $0              $0             $561,612,181     $21,859,125         $21,859,125
Nov-05        $69,012,181        $307,875             $492,600,000     $21,859,125         $22,167,000
------------------------------------------------------------------------------------------------------
Dec-05                 $0              $0             $492,600,000     $22,167,000         $22,167,000
Jan-06                 $0              $0             $492,600,000     $22,167,000         $22,167,000
Feb-06        $62,138,170        $307,875             $430,461,830     $22,167,000         $22,474,875
------------------------------------------------------------------------------------------------------
Mar-06                 $0              $0             $430,461,830     $22,474,875         $22,474,875
Apr-06                 $0              $0             $430,461,830     $22,474,875         $22,474,875
May-06        $54,125,903        $307,875             $376,335,927     $22,474,875         $22,782,750
------------------------------------------------------------------------------------------------------
Jun-06                 $0              $0             $376,335,927     $22,782,750         $22,782,750
Jul-06                 $0              $0             $376,335,927     $22,782,750         $22,782,750
Aug-06        $61,391,525        $307,875             $314,944,403     $22,782,750         $23,090,625
------------------------------------------------------------------------------------------------------
Sep-06                 $0              $0             $314,944,403     $23,090,625         $23,090,625
Oct-06                 $0              $0             $314,944,403     $23,090,625         $23,090,625
Nov-06        $68,644,403        $307,875             $246,300,000     $23,090,625         $23,398,500
------------------------------------------------------------------------------------------------------
Dec-06                 $0              $0             $246,300,000     $23,398,500         $23,398,500
Jan-07                 $0              $0             $246,300,000     $23,398,500         $23,398,500
Feb-07        $62,105,255        $307,875             $184,194,745     $23,398,500         $23,706,375
------------------------------------------------------------------------------------------------------
Mar-07                 $0              $0             $184,194,745     $23,706,375         $23,706,375
Apr-07                 $0              $0             $184,194,745     $23,706,375         $23,706,375
May-07        $54,512,548        $307,875             $129,682,197     $23,706,375         $24,014,250
------------------------------------------------------------------------------------------------------
Jun-07                 $0              $0             $129,682,197     $24,014,250         $24,014,250
Jul-07                 $0              $0             $129,682,197     $24,014,250         $24,014,250
Aug-07        $61,401,374        $307,875              $68,280,823     $24,014,250         $24,322,125
------------------------------------------------------------------------------------------------------
Sep-07                 $0              $0              $68,280,823     $24,322,125         $24,322,125
Oct-07                 $0              $0              $68,280,823     $24,322,125         $24,322,125
Nov-07        $68,280,823        $307,875                       $0     $24,322,125         $24,630,000
------------------------------------------------------------------------------------------------------

           APPENDIX THREE
Assumptions


------------------------------------------------------------------------------------------------------------------------------------
Certificates:                                                         Credit Enhancement:
------------------------------------------------------------------------------------------------------------------------------------
Distributions per year                                             4  Overcollateralization Amortization (years)                  10
                                                                      Overcollateralization Amount (0.50% of Principal)   12,315,000
Closing Date                                               11-Dec-97  SPE Equity (0.50% of Principal)                     12,315,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Servicing Fee (% of Outstanding Principal)              0.250%
Unamortized RRB Balance at End of Year 10                          0  Trustee and Other Fees (annual)                       240,000
First Payment Date                                         25-Mar-98
------------------------------------------------------------------------------------------------------------------------------------

         ----------------------------------
                 Forecasted Sales
                      (kWh)
         ----------------------------------
Year        Residential           GS1
-------------------------------------------
 1        22,239,500,000      4,209,000,000         1997
 2        22,998,700,000      4,264,900,000         1998
 3        23,375,900,000      4,396,500,000         1999
 4        23,275,500,000      4,447,000,000         2000
 5        23,519,800,000      4,545,900,000         2001
 6        24,395,300,000      4,528,100,000         2002
 7        24,782,900,000      4,666,500,000         2003
 8        25,171,300,000      4,809,300,000         2004
 9        25,570,400,000      4,957,800,000         2005
10        25,980,000,000      5,111,000,000         2006
11        26,390,200,000      5,268,600,000         2007

-------------------------------------------
         ANNUAL USAGE EACH MONTH
-------------------------------------------
                   Residential        GS-1
-------------------------------------------
  January     1          9.16%        8.31%
 February     2          7.94%        7.93%
    March     3          7.56%        7.72%
    April     4          7.14%        7.58%
      May     5          7.08%        7.77%
     June     6          7.74%        8.28%
     July     7          9.05%        8.85%
   August     8          9.82%        9.09%
September     9          9.89%        9.44%
  October     10         8.63%        8.96%
 November     11         7.65%        8.12%
 December     12         8.35%        7.94%
-------------------------------------------
                       100.00%      100.00%

                                   APPENDIX 4

                              STATE OF CALIFORNIA
    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1 (REV 1/90).
         IMPORTANT - Read instruction on back before filling out form

This Financing Statement is presented for filing and will remain effective, with certain exception, for five years from the date of filing, pursuant to Section
               9403 of the  California Uniform Commercial Code.

This FINANCING STATEMENT is presented for filing pursuant to the California
                           Uniform Commercial Code.

-------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)      1A. SOCIAL SECURITY OR
                                                        FEDERAL TAX NO.
   Southern California Edison Company                   95-1240335
-------------------------------------------------------------------------------
1B. MAILING ADDRESS           1C. CITY, STATE           1D. ZIP CODE
    2244 Walnut Grove Avenue      Rosemead, CA              91770

-------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST - IF AN INDIVIDUAL)    2A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS           2C. CITY, STATE           2D. ZIP CODE

--------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)       3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                      4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR
    NAME   SCE Funding LLC                                                BANK TRANSIT AND A.B.A. NO.
    MAILING ADDRESS   2244 Walnut Grove Avenue, Room 180
    CITY   Rosemead      STATE  CA             ZIP CODE   91770           954640661
--------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                 5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR
   NAME   Bankers Trust Company of California, N.A., as Note Trustee      BANK TRANSIT AND A.B.A. NO.
   MAILING ADDRESS   300 South Grand Avenue, 42nd Floor
   CITY   Los Angeles    STATE  California     ZIP CODE   90071
-------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property
   (include description of real property on which located and owner of record when required by instruction 4).

   For the collateral description, see Exhibit A attached hereto and made a part hereof.




-----------------------------------------------------------------------------------------------------------------------------------
7. CHECK        [X]  7A. [X] PRODUCTS OF COLLATERAL  7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(a) item:
   IF APPLICABLE             ARE ALSO COVERED            [ ] (1)  [ ] (2)  [ ] (3)  [ ] (4)
-----------------------------------------------------------------------------------------------------------------------------------
8. CHECK        [X]      [X] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (1) (n)
   IF APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------
9.   /s/ Kenneth S. Stewart                DATE:             C   10. THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME,
   SIGNATURE(S) OF DEBTOR(S)                     12/4/97     O       NUMBER AND FILING OFFICER)
  ---------------------------------------------------------- D
   Southern California Edison Company                        E
   TYPE OF PRINT NAME(S) OF SECURED DEBTOR(S)                -
     /s/ George T. Tabata                                    1
   SIGNATURE(S) OF SECURED PARTY(IES)                        2
  ---------------------------------------------------------- 3
   SCE Funding LLC                                           4
   TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)               5
  ---------------------------------------------------------- 6
11.Return copy to:                                           7
                                                             8
   NAME                                                      9
   ADDRESS                                                   0
   CITY
   STATE
   ZIP CODE


                                   Exhibit A

Debtor (Seller):        Southern California Edison Company

Secured Party (Buyer):  SCE Funding LLC

Assignee:               Bankers Trust Company of California, N.A., as Note
                        Trustee


     All right, title and interest of Southern California Edison Company in and to the Transition Property, including, to the fullest extent permitted by the Statute, all revenues, collections, claims, rights, payments, money or proceeds of or arising from the FTA Charges pursuant to the Financing Order and the Issuance Advice Letter.

     As used herein, the following terms have the respective meanings set forth below:

     "Customers" means existing and future Residential Customers and Small
      ---------
Commercial Customers.

     "Financing Order" means Decision 97-09-056, dated September 3, 1997, of the
      ---------------
California Public Utilities Commission.

     "FTA Charges" means the charges permitted to be levied upon the Customers
      -----------
pursuant to the Financing Order.

     "Issuance Advice Letter" means Advice 1272-E, dated December 4, 1997, filed
      ----------------------
with the California Public Utilities Commission by Southern California Edison Company pursuant to the Financing Order, a copy of which (except for certain attachments thereto containing a copy of this and other financing statements) is attached hereto as Exhibit B.

     "Residential Customers" means the existing and future residential consumers
      ---------------------
of electricity, as identified in the Financing Order, located in the service territory in which Southern California Edison Company provided electricity services as of December 20, 1995.

     "Small Commercial Customers" means the existing and future small commercial
      --------------------------
consumers of electricity, as identified in the Financing Order, located in the service territory in which Southern California Edison Company provided electricity services as of December 20, 1995.

     "Statute" means Chapter 854 of California Statutes of 1996 and Chapter 275
      -------
of California Statutes of 1997, each as further amended from time to time.

     "Transition Property" means the "Transition Property" contemplated by the
      -------------------
Financing Order and specifically described in the Issuance Advice Letter. The Transition

Property includes, without limitation, the right, title and interest of Southern California Edison Company or its transferee (i) in and to the tariffs and charges set forth in the Issuance Advice Letter, as adjusted from time to time,
(ii) to be paid all revenues, collections, claims, payments, money or proceeds of or arising from or constituting such tariffs and charges, and (iii) in and to all rights to obtain adjustments to such tariffs and charges.

     All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in that certain Transition Property Purchase and Sale Agreement, dated as of December 11, 1997, between SCE Funding LLC and Southern California Edison Company, a copy of which is available for inspection at the office of Bankers Trust Company of California, N.A., as Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

     SOUTHERN CALIFORNIA EDISON COMPANY AND SCE FUNDING LLC INTEND THE TRANSFER OF THE TRANSITION PROPERTY FROM SOUTHERN CALIFORNIA EDISON COMPANY TO SCE FUNDING LLC TO BE A SALE PURSUANT TO SECTION 844(a) OF THE CALIFORNIA PUBLIC UTILITIES CODE, AND NOT A SECURED BORROWING. THIS FINANCING STATEMENT IS FILED PURSUANT TO SECTION 844(c) OF THE CALIFORNIA PUBLIC UTILITIES CODE IN CONNECTION WITH SUCH TRANSFER AND IS NOT AN EVIDENCE OF ANY INTENT THAT SUCH TRANSFER BE DEEMED TO BE OR TREATED AS A SECURED BORROWING.

                                   APPENDIX 5

                              STATE OF CALIFORNIA
    UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1 (REV 1/90).
          IMPORTANT - READ INSTRUCTION ON BACK BEFORE FILLING OUT FORM

                 This Financing Statement is presented for filing and will remain effective, with certain exception, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

     This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.

---------------------------------------------------------------------------------------------------------------------------
1. DEBTOR (LAST NAME FIRST - IF AN INDIVIDUAL)                       1A. SOCIAL SECURITY OR FEDERAL TAX NO.
 Southern California Edison Company                                   95-1240335
---------------------------------------------------------------------------------------------------------------------------
1B. MAILING ADDRESS                                     1C. CITY, STATE                          1D. ZIP CODE
  2244 Walnut Grove Avenue                                Rosemead, CA                               91770
---------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST - IF AN INDIVIDUAL)   2A. SOCIAL SECURITY OR FEDERAL TAX NO.

---------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                                      2C. CITY, STATE                          2D. ZIP CODE

---------------------------------------------------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                           3A. FEDERAL TAX NUMBER

---------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                     4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK
                                                                         TRANSIT AND A.B.A. NO.
   NAME SCE Funding LLC
   MAILING ADDRESS  2244 Walnut Grove Avenue, Room 180                     954640661
   CITY  Rosemead        STATE  CA                ZIP CODE 91770
---------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK
   NAME Bankers Trust Company of California, N.A., as Note Trustee       TRANSIT AND A.B.A. NO.
   MAILING ADDRESS 300 South Grand Avenue, 42nd Floor
   CITY Los Angeles       STATE California       ZIP CODE 90071
---------------------------------------------------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).


          For the collateral description, see Exhibit A attached hereto and made a part hereof.


---------------------------------------------------------------------------------------------------------------------------
7. CHECK   [X]   7A. [X] PRODUCTS OF COLLATERAL     7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
   IF APPLICABLE         ARE ALSO COVERED             [ ] (1)    [ ] (2)  [ ] (3)   [ ] (4)
---------------------------------------------------------------------------------------------------------------------------
8. CHECK   [X]       [X] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC (S) 9105 (1)(n)
   IF APPLICABLE
---------------------------------------------------------------------------------------------------------------------------
9.                                            Date:                      C      10. THIS SPACE FOR USE OF FILING OFFICER (DATE,
  /s/ Kenneth S. Stewart                            12/4/97              O          TIME, NUMBER AND FILING OFFICER)
  SIGNATURE(S) OF DEBTOR(S)                                              D
-------------------------------------------------------------------------E
Southern California Edison Company                                       -
      TYPE OR PRINT NAME(S) OF SECURED DEBTOR(S)                         1
-------------------------------------------------------------------------2
  /s/ George T. Tabata                                                   3
  SIGNATURE(S) OF SECURED PARTY(IES)                                     4
-------------------------------------------------------------------------5
SCE Funding LLC                                                          6
  TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)                            7
-------------------------------------------------------------------------8
11. Return copy to:                                                      9
                                                                         0
    NAME        [                                ]
    ADDRESS
    CITY
    STATE
    ZIP CODE    [                                ]
=========================================================================


                                   Exhibit A

Debtor:           Southern California Edison Company

Secured Party:    SCE Funding LLC

Assignee:         Bankers Trust Company of California, N.A., as Note Trustee


     All right, title and interest of Southern California Edison Company in and to the Transition Property, including, to the fullest extent permitted by the Statute, all revenues, collections, claims, rights, payments, money or proceeds of or arising from the FTA Charges pursuant to the Financing Order and the Issuance Advice Letter.

     As used herein, the following terms have the respective meanings set forth below:

     "Customers" means existing and future Residential Customers and Small
      ---------
Commercial Customers.

     "Financing Order" means Decision 97-09-056, dated September 3, 1997, of the
      ---------------
California Public Utilities Commission.

     "FTA Charges" means the charges permitted to be levied upon the Customers
      -----------
pursuant to the Financing Order.

     "Issuance Advice Letter" means Advice 1272-E, dated December 4, 1997, filed
      ----------------------
with the California Public Utilities Commission by Southern California Edison Company pursuant to the Financing Order, a copy of which (except for certain attachments thereto containing a copy of this and other financing statements) is attached hereto as Exhibit B.

     "Residential Customers" means the existing and future residential consumers
      ---------------------
of electricity, as identified in the Financing Order, located in the service territory in which Southern California Edison Company provided electricity services as of December 20, 1995.

     "Small Commercial Customers" means the existing and future small commercial
      --------------------------
consumers of electricity, as identified in the Financing Order, located in the service territory in which Southern California Edison Company provided electricity services as of December 20, 1995.

     "Statute" means Chapter 854 of California Statutes of 1996 and Chapter 275
      -------
of California Statutes of 1997, each as further amended from time to time.

     "Transition Property" means the "Transition Property" contemplated by the
      -------------------
Financing Order and specifically described in the Issuance Advice Letter. The Transition Property includes, without limitation, the right, title and interest of Southern California Edison Company or its transferee (i) in and to the tariffs and charges set forth in the Issuance Advice Letter, as adjusted from time to time, (ii) to be paid all revenues, collections, claims, payments, money or proceeds of or arising from or constituting such tariffs and charges, and
(iii) in and to all rights to obtain adjustments to such tariffs and charges.

     All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in that certain Transition Property Purchase and Sale Agreement, dated as of December 11, 1997, between SCE Funding LLC and Southern California Edison Company, a copy of which is available for inspection at the office of Bankers Trust Company of California, N.A., as Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

     SOUTHERN CALIFORNIA EDISON COMPANY AND SCE FUNDING LLC INTEND THE TRANSFER OF THE TRANSITION PROPERTY FROM SOUTHERN CALIFORNIA EDISON COMPANY TO SCE FUNDING LLC TO BE A SALE PURSUANT TO SECTION 844(a) OF THE CALIFORNIA PUBLIC UTILITIES CODE, AND NOT A SECURED BORROWING. SOUTHERN CALIFORNIA EDISON COMPANY BELIEVES THAT IT HAS NO RIGHTS IN THE TRANSITION PROPERTY TO WHICH A SECURITY INTEREST MAY ATTACH BECAUSE IT HAS SOLD ALL RIGHTS TO THE TRANSITION PROPERTY TO SCE FUNDING LLC PURSUANT TO SECTION 844(a) OF THE PU CODE. THIS FILING SHOULD NOT BE CONSTRUED AS A CONCLUSION THAT A SALE HAS NOT OCCURRED. WITH RESPECT TO THE FOREGOING, THIS FILING IS MADE ONLY IN THE EVENT OF CONTRARY ASSERTIONS BY THIRD PARTIES, AND IS FILED PURSUANT TO SECTION 843(b) OF THE PU CODE AND DIVISION 9 OF THE CALIFORNIA COMMERCIAL CODE.

                                   APPENDIX 6

Filed with:Secretary of State
===============================================================================
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL # OF CONTACT AT FILER (optional)   B. FILING OFFICE ACCT. #
                                                    (optional)

-------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)




-------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION [if applicable: [ ] LESSOR/LESSEE [ ] CONSIGNOR/
                                        CONSIGNEE [ ] NON-UCC FILING
-------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) 1a.ENTITY'S NAME
      SCE Funding LLC
OR ----------------------------------------------------------------------------
   1b.INDIVIDUAL'S LAST NAME      FIRST NAME        MIDDLE NAME       SUFFIX

-------------------------------------------------------------------------------
1c.MAILING ADDRESS                     CITY      STATE   COUNTRY  POSTAL CODE

   2244 Walnut Grove Avenue, Room 180  Rosemead  CA      USA      91770
-------------------------------------------------------------------------------

1d.S.S. OR TAX I.D.#     OPTIONAL      1e.TYPE OF ENTITY   1f. ENTITY'S STATE   1g.ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                          OR COUNTRY OF
                       ENTITY DEBTOR                           ORGANIZATION
954640661                                                                                                          [X] NO
-------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
   2a.ENTITY'S NAME

OR ----------------------------------------------------------------------------
   2b.INDIVIDUAL'S LAST NAME      FIRST NAME        MIDDLE NAME       SUFFIX

-------------------------------------------------------------------------------
2c.MAILING ADDRESS                     CITY      STATE   COUNTRY  POSTAL CODE


-------------------------------------------------------------------------------

2d.S.S. OR TAX I.D.#     OPTIONAL      2e.TYPE OF ENTITY   2f. ENTITY'S STATE   2g.ENTITY'S ORGANIZATIONAL I.D. #, if any
                       ADD'NL INFO RE                          OR COUNTRY OF
                       ENTITY DEBTOR                           ORGANIZATION
                                                                                                                    [ ] NO
--------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
   3a.ENTITY'S NAME
      Bankers Trust Company of California, N.A., as Note Trustee
OR ----------------------------------------------------------------------------
   3b.INDIVIDUAL'S LAST NAME      FIRST NAME        MIDDLE NAME       SUFFIX

-------------------------------------------------------------------------------
3c.MAILING ADDRESS                     CITY        STATE   COUNTRY  POSTAL CODE

   300 South Grand Avenue, 42 Floor    Los Angeles CA      USA      90071
-------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:
   For the collateral description, see Exhibit "A" attached hereto and made a part hereof.


-------------------------------------------------------------------------------------------------------------------------------
5. CHECK          [ ] This FINANCING STATEMENT is signed by the Secured Party        7. If filed in Florida (check one)
   BOX                instead of the Debtor to perfect a security interest (a)         [ ] Documentary       [ ] Documentary
   (if applicable)    in collateral already subject to a security interest in               stamp tax paid        tax not appl.
                      another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b)
                      in accordance with other statutory provisions (additional
                      date may be required)
-------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)    SCE FUNDING LLC                   8. [ ] This FINANCING STATEMENT is to be filed (for record)
                                                                     (or recorded) in the REAL ESTATE RECORDS
   ---------------------------------------
   /s/ George T. Tabata

                                                                 Attach Addendum             (if applicable)

                                                              9. Check to REQUEST SEARCH CERTIFICATE(S) ON DEBTOR(S)
                                                                 [ADDITIONAL FEE]
                                                                 (optional)
                                                                 [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
-------------------------------------------------------------------------------------------------------------------------------

No. of additional sheets presented: 2

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS)
                                                           (REV. 12/18/95)

                                   Exhibit A

Debtor:           SCE Funding LLC

Secured Party:    Bankers Trust Company of California, N.A., as Note Trustee


     All right, title and interest of SCE Funding LLC in and to (a) the Transition Property transferred by Southern California Edison Company to SCE Funding LLC pursuant to the Sale Agreement and all proceeds thereof, (b) any Subsequent Transition Property transferred by Southern California Edison Company to SCE Funding LLC pursuant to each subsequent Sale Agreement and all proceeds thereof, (c) the Sale Agreement and each Subsequent Sale Agreement, (d) the Servicing Agreement, (e) the Collection Account (including all subaccounts thereof) and all amounts or investment property on deposit therein or credited thereto from time to time, (f) all other property of whatever kind owned from time to time by SCE Funding LLC, (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing and (h) all proceeds of the foregoing (collectively, the "Collateral"; it being understood that the following do not constitute Collateral: (i) the cash contributed to SCE Funding LLC by Southern California Edison Company which is not held in the Capital Subaccount, including cash that has been released to SCE Funding LLC pursuant to Section 8.02(d) of the Note Indenture following retirement of a Series of Notes, (ii) net investment earnings which have been released to SCE Funding LLC pursuant to Section 8.02(d) of the Note Indenture and (iii) the Overcollateralization Amount with respect to a Series of Notes that has been released to SCE Funding LLC pursuant to Section 8.02(d) of the Note Indenture following retirement of such Series of Notes).

     As used herein, the following terms have their respective meanings set forth below:

     "Capital Subaccount" means the capital subaccount of the Collection
      ------------------
Account.

     "Collection Account" means one or more segregated trust accounts in the
      ------------------
name of Bankers Trust Company of California, N.A. for the deposit of amounts relating to the Transition Property.

     "Financing Order" means Decision 97-09-056, dated September 3, 1997, of the
      ---------------
California Public Utilities Commission.

     "Issuance Advice Letter" means Advice 1272-E, dated December 4, 1997, filed
      ----------------------
with the California Public Utilities Commission by Southern California Edison Company pursuant to the Financing Order, a copy of which (except for certain attachments thereto containing a copy of this and other financing statements) is attached hereto as Exhibit B.

     "Note Indenture" means the Indenture dated as of December 11, 1997 between
      --------------
SCE Funding LLC and Bankers Trust Company of California, N.A., as Note Trustee, as the same may be amended and supplemented from time to time.

     "Overcollateralization Amount" means, with respect to any Series of Notes,
      ----------------------------
the amount specified in the related issuance advice letter.

     "Sale Agreement" means the Transition Property Purchase and Sale Agreement
      --------------
dated as of December 11, 1997 by and between SCE Funding LLC and Southern California Edison Company, as amended and supplemented from time to time.

     "Servicing Agreement" means that certain Transition Property Servicing
      -------------------
Agreement dated as of December 11, 1997 between Southern California Edison Company, as Servicer and SCE Funding LLC, as amended and supplemented from time to time.

     "Subsequent Transition Property" means any transition property (as defined
      ------------------------------
in Section 840 of the California Public Utilities Code, as amended from time to time (the "PU Code")) created under the PU Code and the Financing Order and specifically described in the related issuance advice letter and sold to SCE Funding LLC by Southern California Edison Company pursuant to an agreement substantially similar to the Sale Agreement (a "Subsequent Sale Agreement").
                                                -------------------------

     "Transition Property" means the "Transition Property" contemplated by the
      -------------------
Financing Order and specifically described in the Issuance Advice Letter. The Transition Property includes, without limitation, the right, title and interest of Southern California Edison Company or its transferee (i) in and to the tariffs and charges set forth in the Issuance Advice Letter, as adjusted from time to time, (ii) to be paid all revenues, collections, claims, payments, money or proceeds of or arising from or constituting such tariffs and charges, and
(iii) in and to all rights to obtain adjustments to such tariffs and charges.

     All capitalized terms not defined herein shall have the same meanings as in the Note Indenture, copies of which are available for inspection at the offices of Bankers Trust Company of California, N.A., as Trustee, at 300 South Grand Avenue, 42nd Floor, Los Angeles, California 90071.

     THIS FINANCING STATEMENT IS FILED PURSUANT TO SECTION 843(B) OF THE PU CODE AND DIVISION 9 OF THE CALIFORNIA COMMERCIAL CODE.